UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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VISTA GOLD CORP.
(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VISTA GOLD CORP.

NOTICE OF MEETING
AND
MANAGEMENT INFORMATION
AND PROXY CIRCULAR

for the

Annual General Meeting

to be held on

May 6, 2011

The attached Notice of Meeting, Management Information and Proxy Circular, and form of proxy and notes thereto for the Meeting are first being sent to shareholders of the Corporation on or about April 1, 2011.

7961 Shaffer Parkway • Suite 5 • Littleton, CO USA 80127	Telephone: (720) 981-1185 • Facsimile (720) 981-1186

March 23, 2011

Dear shareholder:

It is my pleasure to invite you to attend the 2011 annual general meeting of shareholders to be held on May 6, 2011 at 10:00 a.m., Vancouver time, at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada.  If you are unable to attend this meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

The Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the meeting together with a reply card for use by shareholders who wish to receive the Corporation’s annual and interim financial statements, are enclosed.  These documents contain important information and I encourage you to read them carefully.

Yours truly,

MICHAEL B. RICHINGS
Executive Chairman and
Chief Executive Officer

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VISTA GOLD CORP.

NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT the 2011 annual general meeting (the “Meeting”) of the shareholders of Vista Gold Corp. (the “Corporation”) will be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on May 6, 2011 at 10:00 a.m., Vancouver time, for the following purposes:

1.                                       to receive the annual report to shareholders and the consolidated financial statements of the Corporation, together with the auditor’s report thereon, for the fiscal year ended December 31, 2010;

2.                                       to elect directors to hold office until the next annual general meeting;

3.                                       to appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditor to hold office until the next annual general meeting at a remuneration to be fixed by the Board of Directors through the Audit Committee;

4.                                       to conduct an advisory vote on the compensation of our named executive officers;

5.                                       to conduct an advisory vote to determine the frequency of conducting future advisory votes on executive compensation; and

6.                                       to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Accompanying this Notice of Meeting are (i) the Management Information and Proxy Circular, (ii) a form of proxy and notes thereto; (iii) a reply card for use by shareholders who wish to receive the Corporation’s interim financial statements; and (iv) the Corporation’s annual report to shareholders.

The Board of Directors has fixed March 23, 2011, as the record date for the Meeting.

If you are a registered shareholder of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Investor Services Inc. by mail at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department or by facsimile at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international), before 4:30 p.m., Toronto time, on May 4, 2011, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting.

If you are a non-registered shareholder of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, are first being sent to shareholders of the Corporation on or about April 1, 2011.

DATED at Littleton, Colorado, this 23rd day of March, 2011.

BY ORDER OF THE BOARD OF DIRECTORS

MICHAEL B. RICHINGS
Executive Chairman and Chief Executive Officer

ii

iii

MANAGEMENT INFORMATION AND PROXY CIRCULAR

This Management Information and Proxy Circular (“Information Circular”) is furnished in connection with the solicitation by the management and board of Vista Gold Corp. (the “Corporation”) of proxies to be voted at the annual general meeting (the “Meeting”) of the shareholders of the Corporation (“shareholders”) to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on May 6, 2011 at 10:00 a.m., Vancouver time, for the purposes set forth in the accompanying Notice of Meeting.

It is anticipated that this Information Circular and the accompanying form of proxy, will be first mailed to shareholders on or about April 1, 2011.  Unless otherwise stated, the information contained in this Information Circular is given as at March 23, 2011.

The executive office of the Corporation is located at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado, USA, 80127 and its telephone number is (720) 981-1185.  The registered and records office of the Corporation is located at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada, Y1A 3T2.

Advance notice of the Meeting was published in The Globe and Mail newspaper on March 21, 2011 and in the Whitehorse Star newspaper on March 16, 2011.

All references to currency in this Information Circular are in United States dollars, unless otherwise indicated.

Information regarding the proxies solicited by management and the Board in connection with the Meeting is set out below under “Information About Proxies”.

Particulars of Matters to be Acted Upon

Election of Directors

The directors of the Corporation are elected at each annual general meeting and hold office until the close of the next annual general meeting or until their successors are duly elected or appointed, unless their office is earlier vacated in accordance with the Business Corporations Act (Yukon).  Management proposes to nominate each of the following six persons for election as a director of the Corporation.  Proxies cannot be voted for a greater number of persons than the number of nominees named.  Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the nominees listed below.

Name, Residence, Position and Age	Principal Occupation, Business or Employment	Director Since

JOHN M. CLARK (1) (2) (3) Toronto, Ontario, Canada Director Age — 55

Chartered Accountant; President of Investment and Technical Management Corp., since February 1999; Director of Marketvision Direct, Inc. and Crown Point Ventures Ltd.; Former director of Alberta Clipper Energy Inc. and Thunder Energy Inc., Former Trustee of Thunder Energy Trust; Former Chief Financial Officer and a director of Polaris Geothermal Inc.

May 18, 2001

Name, Residence, Position and Age	Principal Occupation, Business or Employment	Director Since

W. DURAND EPPLER (1) (3) Denver, Colorado, USA Director Age — 57

Businessman; Founding partner of Sierra Partners, LLC; Director of Augusta Resource Corporation, Golden Minerals Company and Frontier Mining Limited; Former director of Allied Nevada Gold Corp. from March 2007 to June 2009; Former Chairman and a director of NEMI Northern Energy & Mining Inc. from March 2007 to March 2009; Former Chief Executive Officer and a director of Coal International plc from July 2005 to August 2008; Former Vice President of Newmont Mining Corporation from 1995 to November 2004, serving as Vice President of Corporate Development from January 2001 to March 2002, and as Vice President of Newmont Capital, Ltd. from April 2002 to August 2004.

October 13, 2004

C. THOMAS OGRYZLO (1) (2) (3) San Jose, Costa Rica Director Age — 71

Businessman; Retired; Served as President and Chief Executive Officer of Polaris Energy Corp. from May 2000 to December 2010; Director of Aura Minerals Inc. and Baja Mining Corp.; Former President, Chief Executive Officer and a director of Polaris Geothermal Inc. from June 2004 to October 2009; Former director of Tiomin Resources Inc. from September 1995 to December 2008; Former director and Non-Executive Chairman of Birim Goldfields Inc. from August 2001 to February 2008; Former President and Chief Executive Officer of Canatec Development Corporation from January 2000 to 2003; Former President and Chief Executive Officer of Black Hawk Mining Inc. and its subsidiary Triton Mining Corporation from July 1997 to January 2000.

March 8, 1996

TRACY A. STEVENSON (1) (2) (3) Sandy, Utah, USA Director Age — 60

Accountant, Businessman; Non-Executive Chairman of Quaterra Resources Inc. since February 2008 and a director of Quaterra Resources Inc. since July 2007; Director of Ivanhoe Mines Ltd., Founding member of Bedrock Resources, LLC since 2010; Founding member of SOS Investors LLC since 2008; Former Global Head of Information Systems at Rio Tinto PLC from February 2006 to May 2007; Former Global Head of Business Process Improvement at Rio Tinto PLC from December 2000 to January 2006; Former Executive Vice President, Chief Financial Officer and a director of Comalco Ltd. from 1997 to 2000; Former Chief Financial Officer and a director of Kennecott Corporation from 1993 to 1997.

November 6, 2007

MICHAEL B. RICHINGS Port Ludlow, Washington, USA Director, Executive Chairman and Chief Executive Officer Age — 66

Executive Chairman and Chief Executive Officer of the Corporation since November 2007; Former director of Allied Nevada Gold Corp. from September 2006 to June 2009; Former director of Zaruma Resources Inc. from November 2005 to June 2009; Former Chief Executive Officer of the Corporation from August 2007 to November 2007; Former director of Triumph Gold Corp. from January 2004 to November 2006; Former President and Chief Executive Officer of the Corporation from May 2004 to July 2007.

May 1, 1995

Name, Residence, Position and Age	Principal Occupation, Business or Employment	Director Since

FREDERICK H. EARNEST Parker, Colorado, USA Director, President and Chief Operating Officer Age — 49

President and Chief Operating Officer of the Corporation since August 2007; Former Senior Vice President, Project Development of the Corporation from September 2006 to August 2007; Former President of Pacific Rim El Salvador, S.A. de C.V. from June 2004 to September 2006; Former General Manager and Legal Representative of Compañía Minera Dayton from April 1998 to June 2004.

November 6, 2007

(1)               Member of Compensation Committee.

(2)               Member of Audit Committee.

(3)               Member of Corporate Governance Committee.

The information as to the residence and principal occupation of the nominees listed in the above table is not within the knowledge of the management of the Corporation, and has been furnished by the individual nominees as of March 7, 2011.

The following are brief biographies of the Corporation’s nominees for election to the Board of Directors:

John M. Clark, BCom, CA, Director.  John Clark has served as President of Investment and Technical Management Corp., a firm engaged in corporate finance and merchant banking, since February 1999.  Mr. Clark is also currently a director of Marketvision Direct, Inc. and Crown Point Ventures Ltd.  He served as Chief Financial Officer and a director of Polaris Geothermal Inc. from June 2004 to October 2009, and as a director of Thunder Energy Inc. and Alberta Clipper Inc. and a trustee of Thunder Energy Trust.  Mr. Clark is a member of the audit committee for Marketvision Direct, Inc. and Chairman of the audit committee for Crown Point Ventures Ltd.  He earned a Bachelor of Commerce Degree from the University of Witwatersrand in South Africa in 1977, and he received a Higher Diploma in Accountancy from the University of Witwatersrand in 1979.  Mr. Clark is currently the Chair of the Corporation’s Audit Committee and a member of the Corporation’s Compensation and Corporate Governance Committees.  He has been a director of the Corporation since May 18, 2001.

Mr. Clark had a solid background as a chartered accountant before becoming an accomplished entrepreneur involved in investment banking and in investment and management of national resource companies in Canada.  Mr. Clark’s understanding of accounting procedures and controls, coupled with his knowledge of our projects and financial requirements qualifies him to serve effectively as the chairman of the audit committee and contribute to the financial management of the Corporation.  As the Corporation executes its business strategy and develops new projects, we expect that his contributions to financial planning and controls will be invaluable.  Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “B” to this Information Circular) in order to be considered for nomination and election to the Board.  Accordingly, the Corporation believes that Mr. Clark should once again serve on the Board of Directors.

W. Durand Eppler, B.A., M.S., Director.  Randy Eppler is the founding partner of Sierra Partners, LLC, a private resources investment and advisory firm.  Mr. Eppler is currently a director of Augusta Resource Corporation, Golden Minerals Company and Frontier Mining Limited.  Previously, Mr. Eppler was a director of Allied Nevada Gold Corp. from March 2007 to June 2009, Chairman and a director of NEMI Northern Energy & Mining Inc. from March 2007 to March 2009, Chief Executive Officer and a director of Coal International plc, a coal mining and development company, from July 2005 until August 2008, and Vice President of Newmont Mining Corporation, a gold mining company, from 1995 until November 2004, serving as Vice President of Corporate Development from January 2001 to March 2002, and subsequently as Vice President of Newmont Capital, Ltd., the merchant banking arm of Newmont Mining Corporation, from April 2002 to August 2004.  Mr. Eppler is a member of the audit committee for Augusta Resource Corporation and Golden Minerals Company.  In addition, for the last 30 years Mr. Eppler has been a member of the Society of Mining Engineers of the American Institute of Mining, Metallurgical and Petroleum Engineers A.I.M.E., and he has been a member of the Global Leadership Council for the College of Business at Colorado State University since 2001.  He graduated from Middlebury College in 1975 with a Bachelor of Arts Degree in Geography and Religion, and he received his Master of Science Degree in Mineral Economics from the Colorado School of Mines in 1977.  Mr. Eppler is currently the Chair of the Corporation’s Compensation Committee and a member of the Corporation’s Corporate Governance Committee.  He has been a director of the Corporation since October 13, 2004.

Given the international reputation and wealth of experience that Mr. Eppler has in the commercial and investment banking aspects of the global resource sector, the Corporation believes that he should once again serve on the Board of Directors to help further develop the business and success of the Corporation.  Mr. Eppler’s commercial and investment banking experience are important to the Corporation.  The Corporation does not have any producing assets and ensuring that the Corporation is adequately financed is an ongoing management responsibility.  Mr. Eppler’s counsel and advice helps the Corporation maintain adequate financial resources with respect to the approved strategic plan.  We expect to rely heavily on Mr. Eppler’s experience and expertise as we move beyond technical evaluations and prepare to finance either the Mt. Todd gold project or the Concordia gold project.  Furthermore, Mr. Eppler has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “B” to this Information Circular) in order to be considered for nomination and election to the Board.

C. Thomas Ogryzlo, B.Mech.Eng., P.Eng, Director.  Thomas Ogryzlo served as President and Chief Executive Officer of Polaris Energy Corp., a renewable energy company, from May 2000 until his retirement in December 2010.  In addition, Mr. Ogryzlo is currently a director of Aura Minerals Inc. and Baja Mining Corp.  Previously, he served as President, Chief Executive Officer and a director of Polaris Geothermal Inc., a TSX listed renewable energy company, from June 2004 to October 2009, as a director of Tiomin Resources Inc. from September 1995 to December 2008, and as a director and Non-Executive Chairman of Birim Goldfields Inc. from August 2001 to February 2008.  Furthermore, he served as President and Chief Executive Officer of Canatec Development Corporation, a resource management company, from January 2000 to 2003, and as President and Chief Executive Officer of Black Hawk Mining Inc. and its subsidiary Triton Mining Corporation, both gold mining companies, from July 1997 to January 2000.  Mr. Ogryzlo is a member of the Advisory Committee of the Osisko/Clifton Star Joint Venture Exploration Program for the Duparquet gold project.  He earned his Bachelor of Mechanical Engineering Degree from McGill University in 1961, and his designation as a Professional Engineer from the Professional Engineers of Ontario in 1966.  Mr. Ogryzlo is currently the Chair of the Corporation’s Corporate Governance Committee and a member of the Corporation’s Compensation and Audit Committees.  Mr. Ogryzlo has been a director of the Corporation since March 8, 1996.

Mr. Ogryzlo brings a perspective to the Corporation that has been built on a solid foundation and in-depth knowledge not only of Canada’s mining sector, but many other parts of the world.  The Corporation has projects in Mexico, Australia, Indonesia and the United States of America.  Mr. Ogryzlo’s experience in numerous foreign projects has allowed him to contribute in a manner which helps bring clarity and direction to many of the challenges which arise from the geographical diversity of the Corporation’s projects.  His experience with the construction of varied projects has been beneficial in the preliminary economic and technical evaluations of several of our projects.  We expect that Mr. Ogryzlo’s continued

participation will contribute to the effective development of our core projects.  Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “B” to this Information Circular) in order to be considered for nomination and election to the Board.  As such, the Corporation believes that Mr. Ogryzlo should once again serve on the Board of Directors.

Tracy A. Stevenson, B.S., CPA, Director.  Mr. Stevenson has served as a director of Quaterra Resources Inc. since July 2007, and as its Non-Executive Chairman since February 2008.  He is currently a director of Ivanhoe Mines Ltd. Mr. Stevenson is also a founding member of Bedrock Resources, LLC, a private resources financial advisory firm, since 2010 and SOS Investors LLC, a private resources investment firm since 2008.  Previously, Mr. Stevenson served as Global Head of Information Systems at Rio Tinto PLC, a major global mining company, from February 2006 to May 2007, and as Global Head of Business Process Improvement at Rio Tinto PLC from December 2000 to January 2006.  In addition, he served as Executive Vice President, Chief Financial Officer and a director of Comalco Ltd. from 1997 to 2000, and as Chief Financial Officer and a director of Kennecott Corporation from 1993 to 1997.  Mr. Stevenson graduated Magna Cum Laude with a Bachelor of Science Degree in Accounting from the University of Utah in 1977, and he earned his designation as a Certified Public Accountant in the State of Utah in 1978.  Mr. Stevenson is currently a member of the Corporation’s Audit, Compensation and Corporate Governance Committees.  He has been a director of the Corporation since November 6, 2007.

Mr. Stevenson began his career in public accounting before moving to senior financial, information technology and management positions in two of the world’s largest mining companies.  Mr. Stevenson’s interest in the correct evaluation and implementation of technology is important to the efficient development of our projects.  His analytical abilities have contributed to our evaluation of business opportunities and to the development of our business strategy.  His past experience as a chief financial officer has been beneficial in matters specifically related to the audit committee.  We expect that Mr. Stevenson’s future participation on the Board will help unlock shareholder value through sound planning and the appropriate application of our resources.  Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “B” to this Information Circular) in order to be considered for nomination and election to the Board.  As such, the Corporation believes that Mr. Stevenson should once again serve on the Board of Directors.

Michael B. Richings, M.Sc., Executive Chairman, Chief Executive Officer and Director.  Mr. Richings has served as the Corporation’s Executive Chairman and Chief Executive Officer of the Corporation since November 2007.  Previously, Mr. Richings was a director of Allied Nevada Gold Corp. from September 2006 to June 2009, a director of Zaruma Resources Inc. from November 2005 to June 2009, and a director of Triumph Gold Corp. from January 2004 to November 2006.  In addition, Mr. Richings served as Chief Executive Officer of the Corporation from August 2007 to November 2007, and as President and Chief Executive Officer of the Corporation from May 2004 until July 2007.  From June 1995 to September 2000, he served as President and Chief Executive Officer of the Corporation, and during the period from September 2000 to May 2004, Mr. Richings retired from his position as Chief Executive Officer of the Corporation (but he continued as a director of the Corporation and served as a consultant to the mining industry).  He was awarded an Associateship of the Camborne School of Mines in 1969, and he earned his Master of Science Degree from Queen’s University in 1971.  Mr. Richings has been a director of the Corporation since May 1, 1995.

Mr. Richings has been with the Corporation for the past sixteen years and, given his leadership skills, enterprising nature and knowledge of the mining industry, the Corporation believes that he would be a valued member of management.  His knowledge of Vista’s properties and his key role in the development and implementation of business strategies which have created shareholder value are important to the Corporation.  Mr. Richings has participated in the management and development of several new projects and the Corporation believes that this experience is important to the success of our current business plan.  Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “B” to this Information Circular) in order to be considered for nomination and election to the Board.  Accordingly, the Corporation believes that Mr. Richings should once again serve on the Board of Directors.

Frederick H. Earnest, B.Sc., President, Chief Operating Officer and Director.  Fred Earnest has served as President and Chief Operating Officer of the Corporation since August 2007.  Previously, Mr. Earnest served as Senior Vice President, Project Development of the Corporation from September 2006 to August 2007.  In addition, he served as President of Pacific Rim El Salvador, S.A. de C.V., a mining company, from June 2004 to September 2006, and as General Manager and Legal Representative of Compañía Minera Dayton, a mining company, from April 1998 to June 2004 (both companies were subsidiaries of Pacific Rim Mining Corp.).  He earned a Bachelor of Science Degree in Mining Engineering from the Colorado School of Mines in 1987.  Mr. Earnest has been a director of the Corporation since November 6, 2007.

The Corporation believes that the leadership skills and dynamic nature that Mr. Earnest has would make him an invaluable member of management.  Mr. Earnest has considerable experience in Latin America and possesses a clear understanding of what is required to work in Latin American countries.  He relates well to government leaders in all jurisdiction where we are advancing projects and has a clear understanding of the technical aspects of each of our core projects.  The Corporation believes that his continued involvement in the execution of our business plan will lead to increased shareholder value.  Furthermore, Mr. Earnest has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “B” to this Information Circular) in order to be considered for nomination and election to the Board.  Accordingly, the Corporation believes that Mr. Earnest should once again serve on the Board of Directors.

There are no family relationships among any directors, officers or persons nominated to be directors of the Corporation.  No directors of the Corporation are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act) except for W. Durand Eppler who is a director of Augusta Resource Corporation and Tracy A. Stevenson who is a director of Quaterra Resources Inc. and Ivanhoe Mines Ltd.

None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director of the Corporation or a nominee of any other person.

No director or officer of the Corporation is a party adverse to the Corporation or any of its subsidiaries, or has a material interest adverse to the Corporation or any of its subsidiaries.  During the past ten years, no director or executive officer of the Corporation has:

(a)                                  filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(b)                                 been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)                                  been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;

(d)                                 been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(e)                                  been found by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission (the “SEC”), or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f)                                    been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(g)                                 been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Additional information regarding the various committees of the Board of Directors, and the attendance of each director at meetings of the Board of Directors and its committees held during 2010, is set out below under “Corporate Governance”.

Directors will be elected by a plurality of the votes cast by shareholders who vote in person or by proxy at the Meeting.  Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted.  The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.

The Board recommends a vote “FOR” each of the nominees for director.

Appointment of Auditor

The Corporation has proposed the re-appointment of PricewaterhouseCoopers LLP, Chartered Accountants, of Vancouver, British Columbia, as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed.  It is proposed that the remuneration to be paid to the auditor be fixed by the Board of Directors through the Audit Committee.  Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the re-appointment of PricewaterhouseCoopers LLP as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed and that the remuneration to be paid to the auditor be fixed by the Board of Directors through the Audit Committee.  PricewaterhouseCoopers LLP (then Coopers & Lybrand) was first appointed as the auditor of the Corporation on June 28, 1985.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and to be available to respond to appropriate questions from persons present at the Meeting.  If representatives of PricewaterhouseCoopers LLP are present at the Meeting, the Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

The auditors must be appointed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.

The Board recommends a vote “FOR” the appointment of the auditors.

Fees Paid to Auditor and their Independence from the Corporation

The Corporation retained PricewaterhouseCoopers LLP to provide services which were billed for the years ended December 31, 2010 and 2009 in the following categories and amounts:

	2010		2009
Audit Fees(1)	Cdn.$	306,000	Cdn.$	301,150
Audit Related Fees (2)	Cdn$	5,500	Cdn.$	75,500
Tax Fees (3)	Cdn$	93,100	Cdn.$	116,655
All Other Fees (4)		—		—
Totals	Cdn.$	404,600	Cdn.$	493,305

(1)               “Audit Fees” represent fees for the audit of the Corporation’s consolidated annual financial statements, review of the Corporation’s interim financial statements, and review in connection with regulatory financial filings.

(2)               “Audit Related Fees” represent fees for assistance with the application of accounting and financial reporting standards and regulatory filings.

(3)               “Tax Fees” represent fees for tax compliance, tax consulting and tax planning.

(4)               For 2010 and 2009, no other fees were paid for legal compliance and business practice reviews, financial information systems design and implementation, internal audit co-sourcing services or other matters not covered by Audit Fees, Audit Related Fees or Tax Fees.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance of all particular engagements for services provided by the Corporation’s independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2010 were pre-approved by the Audit Committee.  The Audit Committee reviews with PricewaterhouseCoopers LLP whether the non-audit services to be provided are compatible with maintaining the auditor’s independence. The Board has determined that fees paid to the independent auditors for non-audit services in any year will not exceed the fees paid for audit services during the year. Permissible non-audit services will be limited to fees for tax services, accounting assistance or audits in connection with acquisitions, and other services specifically related to accounting or audit matters such as audits of employee benefit plans.

Advisory Vote on Executive Compensation

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), requires that the Corporation provide its shareholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of the Corporation’s named executive officers as disclosed in this Information Circular in accordance with applicable SEC rules.

As described in greater detail below under the heading “Executive Compensation - Compensation Discussion and Analysis,” the Corporation’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for its success, and thereby increase shareholder value.  The Corporation believes that its executive compensation program satisfies this goal and is strongly aligned with the long-term interests of its shareholders.  Please see the section “Executive Compensation” and the related compensation tables below for additional details about the Corporation’s executive compensation programs, including information about the fiscal 2010 compensation of the Corporation’s named executive officers.

The Corporation is asking its shareholders to indicate their support for its named executive officer compensation as described in this Information Circular. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the Corporation’s named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Corporation’s named executive officers and the philosophy, policies and practices described in this Information Circular. Accordingly, the Corporation is asking shareholders to vote “FOR” the following resolution at the Meeting:

“BE IT RESOLVED, that the shareholders of Vista Gold Corp. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Information Circular for the 2011 annual general meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

This say-on-pay vote is advisory, and therefore, is not binding on the Corporation, the Compensation Committee or the Board. The Board and the Corporation’s Compensation Committee value the opinions of the Corporation’s shareholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Information Circular, the Corporation, the Board and the Compensation Committee will consider the results of the vote in future compensation deliberations.

The approval, on an advisory, non-binding basis, of the shareholder resolution regarding the compensation of the Corporation’s named executive officers as described in this Information Circular will be approved if passed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the resolution approving the compensation of our named executive officers as disclosed in this Information Circular.  Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this proposal if you want your broker to vote your shares on the matter.

The Board recommends that the shareholders vote “FOR” the resolution approving the compensation of our named executive officers as disclosed in this Information Circular.

Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

Under the Dodd-Frank Act, public companies are generally required to include in their proxy solicitations at least once every six years an advisory, non-binding vote on whether an advisory vote on executive compensation (such as the say-on-pay proposal that is included above) should occur every one, two or three years. It is management’s belief, and the Board’s recommendation, that this advisory vote should occur every three years.

The Corporation believes it has effective executive compensation practices, as described in more detail elsewhere in this Information Circular. The Board believes that providing the Corporation’s shareholders with an advisory vote on executive compensation every three years will encourage a long-term approach to evaluating the Corporation’s executive compensation policies and practices, consistent with the Compensation Committee’s long-term philosophy on executive compensation. In contrast, focusing on executive compensation over an annual or biennial period would focus on short-term results rather than long-term value creation, which is inconsistent with the Corporation’s current compensation philosophy.

Moreover, the Board does not believe that a short review cycle will allow for a meaningful evaluation of the Corporation’s performance against its compensation practices, as any adjustment in pay practices would take time to implement and be reflected in the Corporation’s financial performance and in the price of the Corporation’s stock.  As a result, an advisory vote on executive compensation more frequently than every three years would not, in the Board’s judgment, allow shareholders to compare executive compensation to the Corporation’s performance.

The Board believes that conducting an advisory vote on executive compensation every three years would allow the Corporation adequate time to compile meaningful input from shareholders on its pay practices and respond appropriately. This would be more difficult to do on an annual or biennial basis, and the Board believes that both the Corporation and its shareholders would benefit from having more time for a thoughtful and constructive analysis and review of the Corporation’s compensation policy.

For the above reasons, the Board recommends that shareholders vote to hold an advisory vote on executive compensation every three years.

You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, when you vote in response to the resolution set forth below.

“BE IT RESOLVED that the option of once every three years, two years, or one year, that receives the highest number of votes cast for this resolution will be determined to be the shareholders’ preferred frequency with which Vista Gold Corp. is to hold a shareholder advisory vote regarding the executive compensation of the Corporation’s named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules.”

The option of three years, two years or one year that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by shareholders.  The vote on this proposal is only advisory in nature and is not binding on the Board or the Corporation.  The Board of Directors and the Compensation Committee will take into account the outcome of the vote; however, the Board may decide that it is in the best interests of the Corporation’s shareholders and the Corporation to hold an advisory vote on the compensation of the Corporation’s named executive officers more or less frequently than the option approved by shareholders.

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted to hold an advisory vote on the compensation our named executive officers every three years.  Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this proposal if you want your broker to vote your shares on the matter.

The Board of Directors recommends that shareholders vote to hold an advisory vote on the compensation our named executive officers every three years.

Information About Proxies

Solicitation of Proxies

The solicitation of proxies by management and the Board of the Corporation will be made primarily by mail but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Corporation.  While no arrangements have been made to date, the Corporation may contract for the solicitation of proxies for the Meeting.  Such arrangements would include customary fees which would be borne by the Corporation.

Appointment of Proxyholder

The persons named in the enclosed form of proxy for the Meeting are officers of the Corporation and nominees of management.  A registered shareholder has the right to appoint some other person, who need not be a shareholder, to represent such registered shareholder at the Meeting by inserting that other person’s name in the blank space provided on the form of proxy which form of proxy is set out in Appendix “A”.  If a registered shareholder appoints one of the persons designated in the accompanying form of proxy as a nominee and does not direct the said nominee to vote either “FOR” or “AGAINST” or “WITHHOLD” from voting on a matter or matters, or where instructions on the form of proxy are uncertain, with respect to which an opportunity to specify how the Common Shares registered in the name of such registered shareholder shall be voted, the proxy shall be voted in accordance with the Board’s recommendation for such matter or matters, as described above under each such proposal.

The instrument appointing a proxyholder must be in writing and signed by the registered shareholder, or such registered shareholder’s attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized officer, or attorney, of such corporation.  An undated but executed proxy will be deemed to be dated the date of the mailing of the proxy by the Corporation or its agent.  In order for a proxy to be valid, a registered shareholder must:

(a)                                  sign and print his or her name on the lines specified for such purpose at the bottom of the form of proxy; and

(b)                                 return the properly executed and completed form of proxy:

(i)                                     by mailing it or delivering it by hand in the appropriate enclosed return envelope addressed to Computershare Investor Services Inc., or

(ii)                                  by faxing it to Computershare Investor Services Inc. at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international), to be received by 4:30 p.m., Toronto time, on May 4, 2011, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

Revocation of Proxy

A registered shareholder may revoke a proxy by delivering an instrument in writing executed by such registered shareholder or by the registered shareholder’s attorney authorized in writing or, where the registered shareholder is a corporation, by a duly authorized officer or attorney of such corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, with the Chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof and before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner permitted by law.

Voting of Proxies

A registered shareholder may direct the manner in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the registered shareholder by marking the form of proxy accordingly.  The management nominees designated in the enclosed form of proxy will vote the Common Shares represented by proxy in accordance with the instructions of the registered shareholder on any resolution that may be called for and if the registered shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly.  Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the Common Shares represented by a proxy given to management will be voted in accordance with the Board’s recommendation for such matter or matters, as described above under each such proposal.  If more than one direction is made with respect to any resolution, such Common Shares will similarly be voted in accordance with the Board’s recommendation for such matter or matters, as described above under each such proposal.

Exercise of Discretion by Proxyholders

The enclosed form of proxy when properly completed and delivered and not revoked, confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting, and other matters not so identified which may properly be brought before the Meeting.  At the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.  If any amendment or variation or other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their best judgement on such amendment, variation or matter, subject to any limitations imposed by applicable law.

Voting by Beneficial Shareholders

The information set out in this section is important to many shareholders as a substantial number of shareholders do not hold their Common Shares in their own name.

Persons who hold Common Shares through their brokers, agents, trustees or other intermediaries (such persons, “Beneficial Shareholders”) should note that only proxies deposited by registered shareholders whose names appear on the share register of the Corporation may be recognized and acted upon at the Meeting. If Common Shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Corporation.  Such Common Shares will most likely be registered in the name of the broker or an agent of the broker.  In Canada, the vast majority of such shares will be registered in the name of “CDS & Co.”, the registration name of CDS Clearing and Depositary Services Inc., and in the United States, the vast majority will be registered in the name of “Cede & Co.”, the registration name of the Depository Trust Company, which entities act as nominees for many brokerage firms. Common Shares held by brokers, agents, trustees or other intermediaries can only be voted by those brokers, agents, trustees or other intermediaries in accordance with instructions received from Beneficial

Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their intermediary with this Information Circular and ensure they communicate how they would like their Common Shares voted in accordance with those instructions.

Beneficial Shareholders who have not objected to their intermediary disclosing certain ownership information about themselves to the Corporation are referred to as “NOBOs”. Those Beneficial Shareholders who have objected to their intermediary disclosing ownership information about themselves to the Corporation are referred to as “OBOs”. In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Corporation has elected to send the Notice of Meeting, this Information Circular and the form of proxy (collectively, the “Meeting Materials”) indirectly through intermediaries to all of the Beneficial Shareholders.  The intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each Beneficial Shareholder, unless the Beneficial Shareholder has waived the right to receive them.

Intermediaries will frequently use service companies to forward the Meeting Materials to Beneficial Shareholders. Generally, a Beneficial Shareholder who has not waived the right to receive Meeting Materials will either:

(a)                                  be given a form of proxy which (i) has already been signed by the intermediary (typically by a facsimile, stamped signature), (ii) is restricted as to the number of shares beneficially owned by the Beneficial Shareholder, and (iii) must be completed, but not signed, by the Beneficial Shareholder and deposited with Computershare Investor Services Inc.; or

(b)                                 more typically, be given a voting instruction form (“VIF”) which (i) is not signed by the intermediary, and (ii) when properly completed and signed by the Beneficial Shareholder and returned to the intermediary or its service company, will constitute voting instructions which the intermediary must follow.

VIFs should be completed and returned in accordance with the specific instructions noted on the VIF. The purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the Common Shares which they beneficially own

Please return your voting instructions as specified in the VIF. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting Common Shares registered in the name of their broker, agent, trustee or other intermediary, a Beneficial Shareholder may attend the Meeting as a proxyholder for a shareholder and vote Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting or have someone else attend on their behalf, and indirectly vote their Common Shares as proxyholder for the registered shareholder should contact their broker, agent, trustee or other intermediary well in advance of the Meeting to determine the steps necessary to permit them to indirectly vote their Common Shares as a proxyholder.

Securities Entitled to Vote

As of March 23, 2011 the authorized share capital of the Corporation consists of an unlimited number of Common Shares, without par value of which 61,919,752 Common Shares are issued and outstanding.  Every shareholder who is present in person and entitled to vote at the Meeting shall on a show of hands have one vote and shall on a poll have one vote for each Common Share of which the shareholder is the registered holder, and such shareholder may exercise such vote either in person or by proxy.

The Board of Directors of the Corporation has fixed the close of business on March 23, 2011 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting.  Every registered shareholder of record at the close of business on March 23, 2011 who personally attends the Meeting will be entitled to vote at the Meeting or any adjournment or postponement thereof, except to the extent that:

(a)                                  such shareholder has transferred the ownership of any of his or her Common Shares after March 23, 2011; and

(b)                                 the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares, and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those Common Shares at the Meeting.

Broker Non-Votes

Brokers and other intermediaries, holding shares in street name for their customers, are required to vote the shares in the manner directed by their customers.  Under the Business Corporations Act (Yukon), brokers are not entitled to vote shares held in street name for their customers where they have not received written voting instructions from the Beneficial Shareholders of those shares.  Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections and executive compensation matters) unless the beneficial owner of such shares has given voting instructions on the matter.

The absence of a vote on a matter where the broker has not received written voting instructions from a Beneficial Shareholder is referred to as a “broker non-vote”.  Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

Ownership of the Corporation’s Common Shares

Ownership by Management

The following table sets forth certain information regarding beneficial ownership, control or direction, directly or indirectly, of the Corporation’s Common Shares, as of March 23, 2011, by (i) each of the Corporation’s executive officers and directors and (ii) the Corporation’s executive officers and directors, as a group.

Name and Position (1)	Common Shares Beneficially Owned		Percentage of Class(2)
JOHN M. CLARK Director	190,707	(3)	*
W. DURAND EPPLER Director	363,471	(4)	1%
C. THOMAS OGRYZLO Director	209,409	(5)	*
TRACY A. STEVENSON Director	175,000	(6)	*
MICHAEL B. RICHINGS Executive Chairman, Chief Executive Officer and Director	531,881	(7)	1%
FREDERICK H. EARNEST President, Chief Operating Officer, and Director	499,599	(8)	1%

Name and Position (1)	Common Shares Beneficially Owned		Percentage of Class(2)
GREGORY G. MARLIER Chief Financial Officer	169,484	(9)	*
All executive officers and directors as a group (7 persons)	2,139,551		3%

*                 Represents less than 1% of the outstanding Common Shares.

(1)          The address of each of the persons listed is c/o Vista Gold Corp., 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.

(2)          In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable percentage of ownership for each person is based on 61,919,752 Common Shares outstanding as of March 23, 2011, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after March 23, 2011.

(3)          Includes 10,869 Common Shares owned currently, 168,969 Common Shares which may be acquired upon the exercise of immediately exercisable options and 10,869 Common Shares which may be acquired upon the exercise of warrants.

(4)          Includes 129,244 Common Shares owned currently, 164,227 Common Shares which may be acquired upon the exercise of immediately exercisable options and 70,000 Common Shares which may be acquired upon the exercise of warrants.

(5)          Includes 45,182 Common Shares owned currently and 164,227 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(6)          Includes 175,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(7)          Includes 112,397 Common Shares owned currently, 394,484 Common Shares which may be acquired upon the exercise of immediately exercisable options and 25,000 Common Shares which may be acquired upon the exercise of warrants.

(8)          Includes 34,750 Common Shares owned currently, 444,849 Common Shares which may be acquired upon the exercise of immediately exercisable options and 20,000 Common Shares which may be acquired upon the exercise of warrants.

(9)          Includes 169,484 Common Shares which may be acquired upon the exercise of immediately exercisable options.

Ownership by Principal Shareholders

To the Corporation’s knowledge, no person beneficially owns or controls or directs, directly or indirectly, more than five percent of the Corporation’s outstanding Common Shares as of March 23, 2011.

Change in Control

The Corporation has no charter or by-law provisions that would delay, defer or prevent a change in control of the Corporation.

The Corporation is not aware of any arrangement that might result in a change in control in the future.  To the Corporation’s knowledge there are no arrangements, including any pledge by any person of the Corporation’s securities, the operation of which may at a subsequent date result in a change in the Corporation’s control.

Quorum

Under By-Law No. 1 of the Corporation, the quorum for the transaction of business at the Meeting is two shareholders present in person or by proxy.

Abstentions will be counted as present for purposes of determining the presence of a quorum for purposes of these matters, but will not be counted as votes cast.  Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum for purposes of these matters and will not be voted.

Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

Corporate Governance

The Corporation’s Board of Directors and executive officers consider good corporate governance to be an important factor in the efficient and effective operation of the Corporation.  The Canadian Securities Administrators implemented National Policy 58-201 - Corporate Governance Guidelines and Canadian National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”) in each of the provinces and territories of Canada.  The NYSE Amex Equities (“NYSE Amex”) (formerly called the American Stock Exchange) has also established rules for corporate governance as detailed in the NYSE Amex’s Company Guide (the “NYSE Amex Company Guide”).  The Board of Directors is of the view that the Corporation’s system of corporate governance meets or exceeds the majority of each of these sets of guidelines and requirements.

Board of Directors

The present Board of Directors consists of six directors, three of whom are viewed as being “independent” within the meaning of NI 58-101 and four of whom qualify as unrelated directors who are viewed as being “independent” within the meaning of Section 803A of the NYSE Amex Company Guide.  John M. Clark, C. Thomas Ogryzlo and Tracy A. Stevenson are considered to be independent members of the Board of Directors.

Although W. Durand Eppler is considered to be independent within the meaning of the NYSE Amex Company Guide, he is not considered to be independent under NI 58-101 as a result of consulting fees in the amount of $260,000 ($50,000 in 2008, $90,000 in 2009 and $120,000 in 2010) that were paid by the Corporation to Sierra Partners LLC (“Sierra”), a limited liability company in which Mr. Eppler is a managing member and one-third owner.

On April 1, 2008, the Corporation entered into an agreement with Sierra to provide investor relations and corporate finance consulting services to the Corporation.  Under the terms of the agreement, Sierra provided consulting services to the Corporation commencing April 1, 2008 and ending on March 31, 2009.  As compensation for these services, Sierra was paid consulting fees in the amount of $50,000.

On April 1, 2009, the Corporation entered into a subsequent agreement with Sierra to provide investor relations and corporate finance consulting services to the Corporation.  Under the terms of the agreement, Sierra provided consulting services to the Corporation commencing April 1, 2009 and ending on March 31, 2010 after which time Sierra provided consulting services on a month-to-month basis.  Sierra will assist the Corporation with its efforts to maintain an Investor Relations program and provide support and analysis of the Corporation’s general corporate finance and strategy efforts.  As compensation for these services, the Corporation agreed to pay to Sierra a monthly retainer fee of $10,000 during the term and issue to Sierra 60,000 of the Corporation’s stock options.  As of December 31, 2010, the Corporation had made payments totalling $217,114, which included consulting fees of $210,000 and reimbursed expenses of $7,114, and had issued the 90,000 stock options with a recorded expense of $74,518.  The Board of Directors does not believe that the payment of this consulting fee will materially interfere with Mr. Eppler’s ability to act in the best interests of the Corporation and has concluded that he remains able to act independently of management of the Corporation.

Michael B. Richings and Frederick H. Earnest are not independent directors because of their management positions with the Corporation.  Notwithstanding that a majority of the members of the Board of Directors are not independent for Canadian purposes, the Board of Directors is of the view that it is able to exercise its independent judgment in carrying out its responsibilities.  The manner in which this is accomplished is discussed in greater detail in the following section.

Board Leadership Structure

Michael B. Richings is both the Executive Chairman of the Board and Chief Executive Officer of the Corporation and is not an independent director.  All of the independent directors are members of the Audit Committee, the Compensation Committee and the Corporate Governance Committee, which meet regularly without management present.  In addition, W. Durand Eppler, a non-management director who is “independent” within the meaning of Section 803A of the NYSE Amex Company Guide, is a member of the Compensation Committee and the Corporate Governance Committee. The Board has reviewed the Corporation’s current Board leadership structure in light of the composition of the Board, the Corporation’s size, the nature of the Corporation’s business, the regulatory framework under which the Corporation operates, the Corporation’s share base, the Corporation’s peer group and other relevant factors, and has determined that a combined Executive Chairman of the Board and Chief Executive Officer is currently the most appropriate leadership structure for the Corporation.

The Board of Directors believes that adequate structures and processes are in place to facilitate the functioning of the Board of Directors independently of the Corporation’s management.  The Audit Committee is entirely composed of independent directors and with the exception of W. Durand Eppler for Canadian purposes, the Compensation Committee and the Corporate Governance Committee are entirely composed of independent directors.  The Corporate Governance Committee has discussed the independence of Mr. Eppler and concluded that the investor relations services provided by the firm in which he is a partner do not affect his ability to independently evaluate the matters of consideration before the Board, nor has it affected his ability to participate in the open dialogue that is essential to the function of the Board.  The independent directors met together three times during 2010.  The regularly scheduled committee meetings give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance.  In addition, the Board of Directors meets periodically with the Corporation’s auditor without management present.  Accordingly, the Board of Directors believes that there is adequate leadership of the independent directors and that it is currently unnecessary to appoint a lead independent director.

A number of directors of the Corporation hold directorships with other issuers.  Details of those other directorships can be found above in the table under the heading “Particular Matters to be Acted Upon - Election of Directors”.

The meeting attendance for the year ended December 31, 2010 is summarized in the table below:

Director	Board Meetings (Attended/Held)	Committee Meetings (Attended/Held)
John M. Clark	8 / 8	11 / 11
W. Durand Eppler	8 / 8	6 / 6
C. Thomas Ogryzlo	7 / 8	11 / 11
Michael B. Richings	8 / 8	N / A
Tracy A. Stevenson	8 / 8	11 / 11
Frederick H. Earnest	8 / 8	N / A

None of the incumbent directors of the Corporation attended fewer than 75% of the Board meetings in 2010.

The Chief Executive Officer of the Corporation and the President and Chief Operating Officer of the Corporation are required to attend the Annual General Meeting; attendance by other directors is discretionary.  Messrs. Eppler, Stevenson, Richings and Earnest attended the 2010 Annual General Meeting.

Mandate of the Board of Directors

Pursuant to the Yukon Business Corporations Act, the Board of Directors is required to manage or supervise the management of the affairs and business of the Corporation.  The Board of Directors has adopted a written mandate, which defines its stewardship responsibilities in light of this statutory obligation.  Under this mandate, the directors’ principal responsibilities are to supervise and evaluate management, to oversee the conduct of the business, to set policies appropriate for the business and to approve corporate strategies and goals.  In addition, the Board of Directors has also specifically assumed responsibility for succession planning and monitoring senior management, the Corporation’s disclosure policy, and the integrity of the Corporation’s internal control and management information systems.  In carrying out these responsibilities, the Board of Directors is entitled to place reasonable reliance on management.  The mandate and responsibilities of the Board of Directors are to be carried out in a manner consistent with the fundamental objective of protecting and enhancing the value of the Corporation and providing ongoing benefit to the shareholders.  A copy of the Mandate of the Board of Directors is attached as Appendix “B”.

Position Descriptions

The Board of Directors has not developed written position descriptions for the Chair of the Board of Directors, the Chair of each committee, or the Chief Executive Officer.  Accordingly, the roles and responsibilities of those positions are currently delineated on the basis of customary practices.

The Chair of each committee of the Board of Directors is identified below under the heading “Committees of the Board of Directors”.

Orientation and Continuing Education

New Board members receive a comprehensive orientation regarding the role of the Board of Directors, its committees and the directors, as well as the nature and operations of the Corporation’s business.  As well, presentations are given, from time to time, to the Board of Directors on legal and other matters applicable to the Corporation and directors’ duties.

Ethical Business Conduct

On December 19, 2003, the Board of Directors adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which is based on the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general.  The Code of Ethics was amended on March 2, 2009.  An integral part of the Code of Ethics is the policy that the Corporation will be managed with full transparency, and in the best interests of the shareholders and other stakeholders of the Corporation.  The Code of Ethics (as amended) is available on the Corporation’s website at www.vistagold.com and on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com.  The Code of Ethics applies to all directors, officers and employees, including the principal executive, financial and accounting officers.  The Board of Directors, through the Corporate Governance Committee, is responsible for monitoring compliance with the Code of Ethics.  The Corporate Governance Committee reviews with management any issues with respect to compliance with the Code of Ethics.  The Corporation intends to disclose any waiver from a provision of its Code of Ethics that applies to any of its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of its Code of Ethics on its website. No waivers were granted from the requirements of the Corporation’s Code of Ethics during the year ended December 31, 2010, or during the subsequent period through to the date of this Information Circular.

The Board of Directors ensures, through the Corporate Governance Committee, that the directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest.  The Code of Ethics sets out the procedure with respect to reporting conflicts of interest.  Actual or potential conflicts of interests are reported to the Chair of the Corporate Governance Committee.  Members of the Corporate Governance Committee are required to be particularly vigilant in reviewing and approving conflicts of interests.

Committees of the Board of Directors

During 2010, there were three standing committees of the Board of Directors: the Audit Committee; the Corporate Governance Committee; and the Compensation Committee, each described below.  Between meetings of the Board of Directors, certain of its powers may be exercised by these standing committees, and these committees, as well as the Board of Directors, sometimes act by unanimous written consent.  All of the directors on each committee are “independent” within the meaning of Section 803A of the NYSE Amex Company Guide. All of the directors on the Audit Committee are “independent” within the meaning of NI 58-101, and all but one of the directors on the other committees are “independent” within the meaning of NI 58-101.  The non-independent director on such committees is a non-management director.

Audit Committee

The Corporation has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Audit Committee is chaired by John M. Clark.  Its other members as of the date of this Information Circular are C. Thomas Ogryzlo and Tracy A. Stevenson.  Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 of the Exchange Act, Section 803(B)(2) of the NYSE Amex Company Guide, and is “independent” and “financially literate” within the respective meaning of such terms in Canadian National Instrument 52-110 — Audit Committees (“NI 52-110”).  In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002, the Board of Directors has identified John M. Clark as the “Audit Committee Financial Expert” and has confirmed that John M. Clark is “financially sophisticated” within the meaning of NYSE Amex Company Guide Section 803(B)(2).  No member of the Audit Committee has participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years.  The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board of Directors, assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others, (ii) the independent auditor’s qualifications, independence and performance, (iii) the internal controls that management and the Board of Directors have established, (iv) the audit, accounting and financial reporting processes generally, and (v) compliance by the Corporation with legal and regulatory requirements.  A copy of the Audit Committee Charter is available on the Corporation’s website at www.vistagold.com.  The Audit Committee met five times during the fiscal year ended December 31, 2010.  Additional information about the Audit Committee is contained below under the heading “Audit Committee Report”.

Corporate Governance Committee

The Corporate Governance Committee is chaired by C. Thomas Ogryzlo.  Its other members as of the date of this Information Circular are John M. Clark, W. Durand Eppler and Tracy A. Stevenson.  The Corporate Governance Committee’s functions are to review the Corporation’s governance activities and policies and to review, approve and monitor related party transactions involving the Corporation and also to review proposed nominees for the Board of Directors.  The Corporate Governance Committee met three times during the fiscal year ended December 31, 2010.

The Corporate Governance Committee recommends criteria for service as a director, reviews candidates and recommends appropriate governance practices.  The Committee believes candidates for the Board of Directors should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of the Corporation and its shareholders; a willingness to devote the extensive time necessary to fulfill a director’s duties; the ability to contribute to the diversity of perspectives present in board deliberations; and an appreciation of the role of the Corporation in society.  The Committee considers candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates.  From time to time the Committee recommends highly qualified candidates who are considered to enhance the strength, independence and effectiveness of the Board.  Shareholders may submit recommendations in writing by letter addressed to the Chief Executive Officer of the Corporation or the Chairman of the Corporate Governance Committee.  In addition, qualified persons may nominate directors at an annual general meeting.  Persons qualified to make a nomination are either a shareholder entitled to vote at the meeting or a proxyholder with a proxy that specifically allows that proxyholder to nominate a director.

The Corporate Governance Committee and the Board do not currently have a formal policy with regard to the consideration of diversity in identifying director nominees.  The Corporate Governance Committee oversees the evaluation of the Board composition and members.  Annually, the Corporate Governance Committee reviews and makes recommendations regarding the size, composition, operation, practice and tenure policies of the Board, with a view to effective decision making.  The Corporate Governance Committee believes it is in the best interests of the Corporation when selecting candidates to serve on the Board to consider the diversity of the Board and review candidates who possess a range of skills, expertise, personality, education, personal background and other qualities for nomination.  The Corporate Governance Committee assesses the effectiveness of this approach as part of its annual review of its charter.

The Corporate Governance Committee reviews the size of the Board of Directors annually.  A board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience.  The Board of Directors believes that its present size effectively fulfils this goal.  The Corporate Governance Committee recommended the nominees in this Information Circular for directors.

The Corporation’s Corporate Governance Committee Charter is available on the Corporation’s website at www.vistagold.com.

Compensation Committee

The Compensation Committee is chaired by W. Durand Eppler.  Its other members as of the date of this Information Circular are John M. Clark, C. Thomas Ogryzlo and Tracy A. Stevenson.  The Compensation Committee’s functions are to review and make recommendations regarding the Corporation’s compensation policies and programs, as well as salary and benefit levels for individual executives, to the Board of Directors.  The Board of Directors, in turn, gives final approval on compensation matters.  Except for delegation by the Compensation Committee of its responsibilities to a sub-committee of the Compensation Committee, the Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.  For further discussion of the Compensation Committee’s process for the recommendation of the Corporation’s compensation policies and programs, as well as salary and benefit levels of individual executives, including a discussion of the role of compensation consultants in advising the Compensation Committee, please see the section below “Executive Compensation — Compensation Disclosure and Analysis.”

The Compensation Committee meets at regularly scheduled times between meetings of the Board of Directors, and sometimes acts by unanimous written consent.  The Compensation Committee met three times during the fiscal year ended December 31, 2010.  The duties of the Compensation Committee are described in its charter, which is available on the Corporation’s website at www.vistagold.com.  The Compensation Committee Charter is reviewed annually by the Compensation Committee, in order to ensure continued compliance with its stated functions and policies.

Communications with the Board of Directors

Shareholders may send communications to the Board, the Chairman or one or more of the non-management directors by using the contact information provided on the Corporation’s website under the headings “Corporate Governance” then “Board of Directors”.  Shareholders may also send communications by letter addressed to the Chief Executive Officer of the Corporation at 7961 Shaffer Parkway, Suite 5, Littleton, CO 80127 or by contacting the Chief Executive Officer at (720) 981-1185.  All communications addressed to the Chief Executive Officer will be received and reviewed by that officer.  The receipt of concerns about the Corporation’s accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee.  The receipt of other concerns will be reported to the appropriate Committee(s) of the Board.

Board’s Role in Risk Oversight

The Board considers the understanding, identification and management of risk as essential elements for the successful management of the Corporation.  The Corporation faces a variety of risks, including credit risk, liquidity risk, and operational risk.  The Board believes an effective risk management system will: (i) timely identify the material risks that the Corporation faces; (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committees of the Board; (iii) implement appropriate and responsive risk management strategies consistent with the Corporation’s risk profile; and (iv) integrate risk management into the Corporation’s decision-making.

Risk oversight begins with the Board of Directors and the Audit Committee.  The Audit Committee is chaired by John M. Clark and three independent directors sit on the Audit Committee.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management.  The Audit Committee also has oversight responsibility with respect to the integrity of the Corporation’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.  The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee’s own analysis and conclusions regarding the adequacy of the Corporation’s risk management processes.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding the Corporation’s effectiveness in identifying and appropriately controlling risks.

The Corporation also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee.  Our risk management framework is designed to:

•                  provide that risks are identified, monitored, reported and quantified properly;

•                  define and communicate the types and amount of risk the Corporation is willing to take;

•                  communicate to the appropriate management level the type and amount of risk taken;

•                  maintain a risk management organization that is independent of the risk-taking activities; and

•                  promote a strong risk management culture that encourages a focus on risk-adjusted performance.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Corporation’s corporate strategy and day-to-day business operations.  The Board also continually works, with the input of the Corporation’s executive officers, to assess and analyze the most likely areas of future risk for the Corporation.

Audit Committee Report

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation’s accounting functions and internal controls.  The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in 2001, as amended in 2005 and 2009, which is reviewed annually.  Each member of the Audit Committee is “independent” within the meaning of Section 803(B)(2) the NYSE Amex Company Guide and “independent” and “financially literate” within the meaning of such terms in NI 52-110.  In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002, the Board of Directors has identified John M. Clark as the “Audit Committee Financial Expert.”  A copy of the Audit Committee Charter is available on the Corporation’s website at www.vistagold.com.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Corporation’s independent accountants.  The Audit Committee is responsible for recommending to the Board of Directors that the Corporation’s financial statements and the related management’s discussion and analysis be included in its annual report.  The Audit Committee took a number of steps in making this recommendation for fiscal year 2010.

First, the Audit Committee discussed with PricewaterhouseCoopers LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as superseded by Statement of Auditing Standards 114 — the Auditor’s Communication with Those Charged with Governance, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

Second, the Audit Committee discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP and received from PricewaterhouseCoopers LLP the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Corporation’s management and PricewaterhouseCoopers LLP, the Corporation’s audited consolidated balance sheets at December 31, 2010, and consolidated statements of income, cash flows and shareholders’ equity for the fiscal year ended December 31, 2010.

Based on the discussions with PricewaterhouseCoopers LLP concerning the audit, the independence discussions, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the Corporation’s financial statements and the related management’s discussion and analysis be included in its 2010 Annual Report on Form 10-K.

Submitted on behalf of the Audit Committee

JOHN M. CLARK (CHAIRMAN)

C. THOMAS OGRYZLO

TRACY A. STEVENSON

Executive Compensation

Compensation Discussion and Analysis

Compensation Program Objectives

The Corporation’s compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Corporation’s business.  These policies and programs are intended to attract and retain capable and experienced people.  The Compensation Committee’s role and philosophy is to ensure that the Corporation’s compensation goals and objectives, as applied to the actual compensation paid to the Corporation’s Chief Executive Officer and other executive officers, are aligned with the Corporation’s overall business objectives and with shareholder interests.

To assist the Compensation Committee with its assessment of current compensation levels for executive officers in the Corporation’s industry, the Corporation retained Coopers Consulting Ltd. (“Coopers”), Vancouver, B.C., to provide a report examining annual base, total cash and total compensation and to assess the competitiveness of the current compensation package for the Corporation’s executive officers as compared to companies of similar size and development status in the mining industry.  In July 2010, the Corporation received from Coopers a comparative executive compensation survey for the Chief Executive Officer taking into account 90 comparable North American mining companies.  Additionally, the Corporation received from Coopers a corporate report regarding the rest of the executive officers taking into account 46 comparable United States mining companies.  The companies in each report were suggested by Coopers and reviewed by the Corporation’s management team to ensure they were representative of our peer group.

The surveys accessed Coopers’ database for annual salary, total cash and total compensation statistical summary reports for each executive position for which there were sufficient data points.  Coopers’ compiled the data available and compiled the consolidated information for each executive.  The data included numerous companies larger than the Corporation. To ensure an appropriate comparison, our management team then narrowed the surveys for each executive position to include compensation data from only companies that were based in the United States with fewer than 500 employees and put together a detailed compensation report for each executive position to the Compensation Committee.  Individual company information was not available or used in the compensation report.  Only averages of each narrowed group from the Coopers’ reports for each executive position were presented.  Management believed this narrowed data set most closely reflected the Corporation’s peer group.  No companies were singled out for inclusion or exclusion from the data set outside of the above-mentioned criteria for selection in management’s report to the Compensation Committee. The Compensation Committee considered this information as one component of their overall review of the Corporation’s compensation program.

In addition to industry comparables and industry compensation surveys, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its shareholders, overall technical, professional and experience needs of the Corporation, the competitive requirements to attract and hold key employees, and the Compensation Committee’s assessment of the position requirements for each executive’s role in the Corporation. Superior performance is recognized through the Corporation’s incentive policy.  The Compensation Committee does not weigh any of these factors more heavily than others and does not use any formula to assess these factors, but rather considers each factor in its judgment and at its discretion.

Role of Executive Officers in Determining Compensation

The Compensation Committee of the Board of Directors reviews and recommends compensation policies and programs to the Corporation, as well as salary and benefit levels for its executives. The President and Chief Operating Officer of the Corporation and the Executive Chairman and Chief Executive Officer of the Corporation may not be present during meetings of the Compensation Committee at which their compensation is being discussed.  The executive officers prepare and present to the Compensation Committee, at the direction of the Compensation Committee, an industry comparable compensation survey based upon the larger survey presented by Coopers, as discussed above.  The Board of Directors makes the final determination regarding the Corporation’s compensation programs and practices.

Elements of Our Compensation Program for Fiscal Year 2010

The total compensation plan for executive officers is comprised of the following components: base salary, an incentive payment, and stock incentive awards.

There is no policy or target regarding allocation between cash and non-cash elements of the Corporation’s compensation program. The Compensation Committee reviews annually the total compensation package of each of the Corporation’s executives on an individual basis, against the backdrop of the compensation goals and objectives described above, and makes recommendations to the Board of Directors concerning the individual components of their compensation.

Base Salary

As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range.  Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer.  Salaries for our executive officers are normally reviewed annually to reflect external factors such as inflation as well as overall corporate performance and the results of internal performance reviews.

Incentive Payments

The Corporation’s incentive policy generally allows executive officers and management personnel to earn discretionary incentive payments based on a percentage of his or her base salary, two-thirds of which is based upon individual performance and one-third of which is based upon the performance of the Corporation.  All executive officers and management personnel participate in this policy, except Mr. Richings, the Executive Chairman and Chief Executive Officer of the Corporation, and Mr. Earnest, the President and Chief Operating Officer of the Corporation, who are entitled to earn a discretionary incentive payment in an amount determined annually by the Board of Directors.

In considering executive incentive compensation, the Compensation Committee makes the determination on the basis on two primary factors:  (1) achievement of overall corporate goals, which are established at the start of each year, and (2) individual performance.

In 2010, the overall corporate goals were:

1.                                       Prepare, maintain and follow a business plan that will allow Vista to hold key assets and obtain significant improvement in value compared to peers.

2.                                       Complete permitting of the Concordia gold project, obtain appropriate equity and debt financing, and commence construction.

3.                                       Complete Preliminary Feasibility Study on the Mt. Todd gold project, and if warranted, commence Definitive Feasibility Study.

(a)                                  Add measured and indicated gold resources through the completion of a new resource estimate.

(b)                                 Identify and confirm potential resource targets outside of the Batman deposit.

(c)                                  Identify and commence discussions with major companies with respect to partnering of the project with respect to exploration, project development or both.

4.                                       Comply with all regulations and provide accurate disclosure of the Corporation’s activities.

5.                                       Improve and maintain the Corporation’s share valuation in line with its peers.

6.                                       Establish environmental management and compliance plan.

7.                                       Conduct business in an ethical and environmentally sound manner.

8.                                       Maintain controllable expenses in line with approved budget.

9.                                       Review and rationalize Vista’s assets seeking, if appropriate, a corporate arrangement and/or the generation or acquisition of new assets.

For executive officers, in 2010, the Compensation Committee established the following performance goals for executive officers (along with the weight each item is given in consideration of the incentive bonus to be paid):

	Objectives as a Percentage of Bonus			Target Bonus as a percentage	Maximum Bonus as a percentage of	Bonus paid for 2010 as a percentage of
	Personal	Financial	Operational	of salary	salary	salary

MICHAEL B. RICHINGS, Executive Chairman and Chief Executive Officer	10%	60%	30%	50%	100%	22%

FREDERICK H. EARNEST, President and Chief Operating Officer	20%	40%	40%	50%	100%	22%

GREGORY G. MARLIER, Chief Financial Officer	30%	30%	40%	35%	50%	11%

The objectives considered include, among others, the following; Personal - leadership, mentoring, personal contribution and areas requiring improvement. Financial - Corporation’s share price, maintaining adequate financial resources, and cost control. Corporate - compliance, project advancement and specific executive corporate goals.  Specific performance goals for each executive officer were as follows:

Mr. Richings

Operational Objectives: corporate image (30%), corporate governance compliance (30%), finance and build Concordia gold project, social and environmental compliance (10%)

Financial Objectives: share price performance (35%), financing (35%), shareholder value (25%), cost control (5%)

Personal Objectives: provide corporate and board leadership (40%), improve and mentor direct reports (30%), provide strategic corporate input (30%)

Mr. Earnest

Operational Objectives: corporate image (20%), corporate governance compliance (15%), finance and build Concordia gold project (30%), advance Mt. Todd gold project (20%), advance other projects (5%), social and environmental compliance (10%)

Financial Objectives: share price performance (30%), financing (25%), shareholder value (25%), cost control (20%)

Personal Objectives: provide corporate and board leadership (10%), improve and mentor direct reports (30%), provide project and team leadership (30%), provide strategic corporate input (30%)

Mr. Marlier

Operational Objectives: corporate image (5%), corporate governance compliance (40%), finance and build Concordia gold project (30%), CFO specific objectives (25%)

Financial Objectives: share price performance (25%), financing (25%), shareholder value (10%), cost control (40%)

Personal Objectives: provide corporate and board leadership (5%), improve and mentor direct reports (10%), provide project and team leadership (10%), become familiar with project needs (10%), increase personal initiative (40%), provide strategic corporate input (25%)

The Compensation Committee met without management present to consider each key executive officer’s incentive bonus.  Incentive bonuses were then awarded, at the discretion of the Compensation Committee, using the table above as a guide to determine the incentive payment in light of overall Corporate performance and the executive officer’s overall performance.  The Compensation Committee does not set quantitative targets for any of the categories of performance for overall corporate goals or for the individual performance standards for the named executive officers, but instead reviews the performance in these categories over the past year and makes a discretionary determination as to whether performance in each category was adequate to warrant the award of an incentive bonus.  Each discretionary determination is then weighed in accordance with the percentage assigned to it as detailed above.

In relation to the consideration of incentive bonuses granted for the fiscal year ended December 31, 2010, the Compensation Committee reviewed a memorandum provided by management of the Corporation that discussed share price performance, project highlights and budget performance.  In relation to share price performance the report compared the Corporation’s share price performance for the 2010 fiscal year through to December 10, 2010, relative to the performance of the common shares of Seabridge Gold Inc., Minefinders Corp. Ltd., Aurizon Mines Ltd., the price of gold and the NYSE Arca Gold Bugs Index (HUI) during that same period and noted that the Corporation’s share price showed a gain of 7% on the year. The report detailed project highlights at the Concordia gold project and the Mt. Todd gold project, including, but not limited to, noting the completion of a pre-feasibility study.  Finally, the report noted that the Corporation managed resources in accordance with its revised approved budget for the ten month period ended October 31, 2010, with cash expenditures totaling $17,212,585 compared to a budget of $16,959,006, corporate administrative expenses totaling $2,981,630 compared to a budget of $2,975,729, Concordia gold project expenses of $4,759,403 compared to a budget of $2,547,808, and Mt. Todd gold project expenses of $6,162,876 compared to a budget of $9,906,586.

Incentive bonuses were awarded as a percentage of salary up to the maximum, as set forth in the table above.  Mr. Richings, the Executive Chairman and Chief Executive Officer of the Corporation, Mr. Earnest, the President and Chief Operating Officer of the Corporation and Mr. Marlier, the Chief Financial Officer of the Corporation, earn incentive bonuses based on the same categories objectives, with the specific percentage weight given to each particular category of objectives being determined by the Compensation Committee each year, in its discretion, based on the past performance of the executive officer, as detailed above.  Mr. Richings and Mr. Earnest are eligible to receive a percentage based incentive bonus award up to 100% of their salary, while Mr. Marlier is eligible to receive a percentage based incentive bonus award up to 50% of his salary.

Stock Incentive Awards

Stock Options

The Corporation’s Stock Option Plan is intended to emphasize management’s commitment to the growth of the Corporation and the enhancement of shareholders’ equity through, for example, improvements in operating results, resource base or share price increments.

The Stock Option Plan provides for grants to directors, officers, employees and consultants of the Corporation or its subsidiaries, of options to purchase Common Shares. Subject to applicable stock exchange requirements, the maximum number of Common Shares which may be reserved, set aside and made available for issue under, and in accordance with, the Stock Option Plan (together with any other security based compensation arrangements of the Corporation) is a variable number equal to 10% of the issued and outstanding Common Shares issued and outstanding as of the date of the grant on a non-diluted basis.  As of March 23, 2011, there were 2,588,661 Common Shares issuable under issued and outstanding options under the Stock Option Plan and 175,500 Common Shares issuable under awards that have been granted under the Long Term Equity Incentive Plan of the Corporation (the “LTIP”).  Accordingly, 2,764,161 Common Shares (or 4.5% of the total number of issued and outstanding Common Shares) are issuable under the foregoing options or awards.  3,427,814 Common Shares (or 5.5% of the total number of issued and outstanding Common Shares) in aggregate remain available for future grants under the Stock Option Plan and the LTIP.

The maximum number of Common Shares that may be reserved for issuance to any individual under the Stock Option Plan is that number of Common Shares that is equivalent to 5% of the Common Shares issued and outstanding from time to time.  The Stock Option Plan limits the maximum number of Common Shares that may be issued to insiders of the Corporation (together with Common Shares issuable under all security based compensation arrangements of the Corporation) to that number of Common Shares that is equivalent to 10% of the issued and outstanding Common Shares on a non-diluted basis, and limits the maximum number of Common Shares issued to insiders within any one year period (together with Common Shares issued under all security based compensation arrangements of the Corporation) to that number of Common Shares that is equivalent to 10% of the issued and outstanding Common Shares on a non-diluted basis.  Under the Stock Option Plan, options may be exercised by the payment in cash of the option exercise price to the Corporation. All options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an option is granted.

The Stock Option Plan is administered by the Board of Directors which has full and final discretion to determine (i) the total number of optioned shares to be made available under the Stock Option Plan, (ii) the directors, officers, employees and consultants of the Corporation or its subsidiaries who are eligible to receive stock options under the Stock Option Plan (“Optionees”), (iii) the time when and the price at which stock options will be granted, (iv) the time when and the price at which stock options may be exercised, and (v) the conditions and restrictions on the exercise of options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on either the NYSE Amex or the TSX, at the Board of Directors’ discretion, on the last trading day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective stock option agreement and must expire no later than ten years from the date of grant provided that, if the expiry date of an option occurs during a blackout period, such expiry date shall be deemed to be extended to the date that is the 10th business day after the last day of the applicable blackout period. Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of a participant. An Optionee has no rights whatsoever as a shareholder in respect of unexercised options.

Pursuant to the terms of our Stock Option Plan, if any Optionee ceases to be a director, officer or employee of the Corporation or its subsidiaries, as a result of termination for “cause” (as defined in the Stock Option Plan), all unexercised options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, his or her options may be exercised up to, but not after, the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date of the option. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the options at any time up to, but not after, the earlier of 90 days from the date of death or the expiry date of such option.

The Board has the power and authority to approve amendments relating to the Stock Option Plan or a specific option with respect to matters stipulated in the Stock Option Plan; provided that no amendment may, without the consent of the Optionee, adversely alter or impair any option previously granted to such Optionee.  Certain amendments under the Stock Option Plan may not be made without shareholder approval and in some cases without disinterested shareholder approval.

Long Term Equity Incentive Awards

The LTIP was approved by the directors of the Corporation on March 8, 2010 and was confirmed by shareholders on May 3, 2010. The purpose of the LTIP is to assist the Corporation in attracting, retaining and motivating key employees, directors, officers and consultants of the Corporation and its subsidiaries, and to more closely align the personal interests of such persons with shareholders, thereby advancing the interests of the Corporation and its shareholders and increasing the long-term value of the Corporation.

The LTIP is intended to compliment (not replace) the Stock Option Plan. As of March 23, 2011, there were 2,588,661 Common Shares issuable under issued and outstanding options under the Stock Option Plan and 175,500 Common Shares issuable under awards that have been granted under the LTIP.  Accordingly, 2,764,161 Common Shares (or 4.5% of the total number of issued and outstanding Common Shares) are issuable under the foregoing options or awards.  3,427,814 Common Shares (or 5.5% of the total number of issued and outstanding Common Shares) in aggregate remain available for future grants under the Stock Option Plan and the LTIP.

The LTIP provides for grants of awards to directors, officers, employees and consultants of the Corporation or its affiliates.  “Participant” when used in this Information Circular means employee and consultant participants, but not director participants.

The maximum number of Common Shares available for issuance under the LTIP, together with all other security based compensation arrangements of the Corporation, which includes the Stock Option Plan is

10% of the issued and outstanding Common Shares on a non-diluted basis.  The total number of Common Shares issuable to insiders of the Corporation at any time and issued to insiders of the Corporation within any one-year period under the LTIP, together with any other security based compensation arrangements of the Corporation, shall not exceed 10% of the issued and outstanding Common Shares on a non-diluted basis. The total number of Common Shares issuable to director participants under the LTIP shall not exceed the lesser of: (i) 1% of the issued and outstanding Common Shares; and (ii) an annual award value of $100,000 per director participant.

The LTIP is administered by the Compensation Committee (as delegated by the Board of Directors).  The Compensation Committee determines the persons to whom awards are to be made; determines the type, size, terms and conditions of awards; determines the prices to be paid for awards; interprets the LTIP; adopts, amends and rescinds administrative guidelines and other rules and regulations relating to the LTIP; and makes all other determinations and takes all other actions it believes are necessary or advisable for the implementation and administration of the LTIP.

Restricted Share Units:

The LTIP provides that the Compensation Committee may, from time to time and in its sole discretion, grant awards of restricted share units (“RSUs”) to any Participant or director participant. RSUs are not Common Shares, but rather represent a right to receive from the Corporation at a future date newly-issued Common Shares. All grants of RSUs are subject to the terms and conditions of an award agreement entered into between the Corporation and the Participant or the director participant (as the case may be) at the time the RSU is granted.

The Compensation Committee has the authority to make the receipt of Common Shares under the RSUs conditional upon the expiry of a time-based vesting period, the attainment of specified performance goals or such other factors as the Compensation Committee determines in its discretion.  The duration of the vesting period and other vesting terms applicable to a grant of RSUs shall be determined at the time of the grant by the Compensation Committee provided that such vesting period shall be a minimum of one year in duration.  Notwithstanding certain provisions that allow the Compensation Committee to accelerate vesting of an Award under the LTIP, the Compensation Committee does not intend to use this discretion in the ordinary course to accelerate the vesting of an Award (defined below) under the LTIP to a period of less than one year in duration.

Upon expiry of the applicable vesting period or at such later date as may be otherwise specified in the award agreement, the RSUs are redeemed and a share certificate representing the Common Shares issuable pursuant to the RSUs will be registered in the name of the Participant or director participant, or as the Participant or director participant may direct, subject to applicable securities laws.

RSUs are settled in Common Shares, unless the Corporation offers the Participant or director participant the right to receive cash in lieu of Common Shares based on the Fair Market Value (as defined in the LTIP) that such Common Shares would have at the time of settlement and the Participant or director participant, in its discretion, so elects.

Restricted Stock:

The Compensation Committee may, from time to time, grant Participants or director participants, subject to the terms and conditions of the LTIP and any additional terms and conditions determined by the Compensation Committee, awards of Common Shares subject to certain restrictions imposed by the Compensation Committee (“Restricted Stock” and together with RSUs, an “Award”).  All grants of Restricted Stock are subject to the terms and conditions of an award agreement entered into between the Corporation and the Participant or the director participant (as the case may be) at the time the RSU is granted.

The Compensation Committee has the authority to make the lapse of restrictions applicable to Restricted Stock conditional upon the expiry of a time-based vesting period, the attainment of specified performance goals or such other factors as the Compensation Committee may determine in its discretion. The duration of the vesting period and other vesting terms applicable to a grant of Restricted Stock shall be determined at the time of the grant by the Compensation Committee provided that such vesting period shall be a minimum of one year in duration. Notwithstanding certain provisions that allow the Compensation Committee to accelerate vesting of an Award under the LTIP, the Compensation Committee does not intend to use this discretion in the ordinary course to accelerate the vesting of an Award under the LTIP to a period of less than one year in duration.

Common Shares of Restricted Stock are subject to such restrictions as the Compensation Committee may impose (including, without limitation, forfeiture conditions, transfer restrictions or a restriction on, or prohibition against, the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Compensation Committee deems appropriate.

The Corporation shall issue and hold share certificates registered in the name of each Participant or director participant granted Restricted Stock under the LTIP. The share certificates shall bear a legend referring to the award agreement and the possible forfeiture of such shares of Restricted Stock.

Except as otherwise determined by the Compensation Committee, upon a Termination Date (as defined in the LTIP) during the applicable vesting period, all applicable Awards at such time not yet vested shall be forfeited by the Corporation and thereafter will be available for grant under the LTIP.  Except as otherwise determined by the Compensation Committee, upon a Termination date that occurred as a result of the death, disability or retirement of the Participant or director participant, all vested Awards will enure to the benefit of the Participant’s or the director participant’s heirs, executors and administrators.  Except as otherwise determined by the Compensation Committee, if an Participant’s employment, term of office or engagement is terminated for cause or in the case of a consultant participant, for breach of contract, any Awards held by the Participant (whether vested or not) are forfeited to the Corporation.  Except as otherwise determined by the Compensation Committee, where a director participant’s term of office is terminated for breach of the director participant’s fiduciary duty, then any Awards held by the director participant (whether vested or not) are forfeited to the Corporation.  The LTIP provides for a number of instances that permit the Compensation Committee accelerate the vesting of any outstanding Awards.

Unless otherwise determined by the Compensation Committee or the Board of Directors at or after the date of grant, if a Participant or director participant ceases to be a director, officer or consultant of the Corporation or its subsidiaries within 12 months following a Change in Control (as defined in the LTIP) for any reason other than for cause, voluntary resignation (other than for good reason (as defined by the LTIP)), retirement, death or disability, each Award held by that Participant or director participant that is not fully vested on the date at which such person ceases to be a director, officer or consultant shall become free of all restrictions, conditions and limitations, and become fully vested.

The Board shall have the discretion to authorize such steps to be taken as it may consider to be equitable and appropriate in the event of any Share Reorganization, Corporate Reorganization or Special Distribution (all as defined in the LTIP), including the acceleration of vesting in order to preserve proportionately the rights, value and obligations of the Participants or director participants holding Awards in such circumstances.

Subject to the rules, regulations and policies of the TSX, the NYSE Amex Equities and applicable law, the Compensation Committee may, without notice or shareholder approval, at any time or from time to time, make certain amendments to the LTIP or a specific Award for the purposes of: (i) altering, extending or accelerating the terms of vesting applicable to any Award or group of Awards; (ii) making any amendments to the general vesting provisions of an Award; (iii) changing the termination provisions of an Award, provided the change does not entail an extension beyond the original expiry date of such Award; (iv) accelerating the expiry date of an Award; (v) making any amendments to the provisions of the LTIP that relate to termination of employment in Section 5 of the LTIP; (vi) making any amendments to provide covenants of the Corporation in order to protect Participants; (vii) making any amendments not inconsistent with the LTIP as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, having in mind the best interests of the Participants and director participants, it may be expedient to make, including amendments that are desirable as a result of changes in law; (viii) making any amendments for the purposes of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error in the LTIP; (ix) making any amendments to any definitions in the LTIP; (x) effecting amendments respecting administration of the LTIP; and (xi) making amendments of a “housekeeping” or ministerial nature.  Certain amendments under the LTIP may not be made without shareholder approval and in some cases without disinterested shareholder approval.

No assignment or transfer of Awards, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in such Awards whatsoever in any assignee or transferee. Immediately upon any assignment or transfer, or any attempt to make the same, such Awards will terminate and be of no further force or effect, provided that any Awards held by a Participant or director participant that have vested at the Termination Date will enure to the benefit of the Participant or director participant’s heirs, executors and administrators.

Perquisites and Other Personal Benefits

The Corporation’s named executive officers are not generally entitled to significant perquisites or other personal benefits not offered to our employees.  The Corporation does sponsor a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which is described further below under the heading “—Pension and Retirement Savings Plans”.

Compensation for our Named Executive Officers in 2010

Our named executive officers for the fiscal year ended December 31, 2010 were Michael B. Richings (Executive Chairman and Chief Executive Officer), Frederick H. Earnest (President and Chief Operating Officer) and Gregory G. Marlier (Chief Financial Officer).  Our employment agreements with our named executive officers are described below under the heading “Executive Employment Agreements”.  The compensation paid to our named executive officers are described below under the heading “Summary Compensation Table”.

Effects of Regulatory Requirements on Executive Compensation

Section 409A of the Code generally affects the granting of most forms of deferred compensation which were not earned and vested prior to 2005. Our compensation program is designed to comply with the final regulations of the U.S. Internal Revenue Service and other guidance with respect to Section 409A of the Code, and we anticipate that the Compensation Committee will continue to design and administer our compensation programs accordingly.

Various rules under current generally accepted accounting practices impact the manner in which the Corporation accounts for grants of stock options to employees, including executive officers, on its financial statements. While the Compensation Committee reviews the effect of these rules (including FAS 123(R)) when determining the form and timing of grants of stock options to the Corporation’s employees, including executive officers, this analysis is not necessarily the determinative factor in any such decision regarding the form and timing of these grants.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has been an executive officer or employee of the Corporation or any of its subsidiaries or affiliates. No executive officer of the Corporation is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Corporation.

Compensation Committee Report on Executive Compensation

The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors of the Corporation that this Compensation Discussion and Analysis be included in this Information Circular.

Submitted on behalf of the Compensation Committee

W. DURAND EPPLER (CHAIRMAN)
JOHN M. CLARK
C. THOMAS OGRYZLO

TRACY A. STEVENSON

The above filed report of the Compensation Committee will not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference in any of our filings under the United States Securities Act of 1933 or the United States Securities and Exchange Act of 1934, each as amended, except to the extent that we specifically so incorporate the same by reference.

Summary Compensation Table

The table below sets forth all compensation awarded to, paid to or earned by our President and Chief Operating Officer, Executive Chairman and Chief Executive Officer, Chief Financial Officer and each of our three other most highly compensated executive officers for the fiscal year indicated.  These officers are referred to in this Information Circular as our “named executive officers”.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1)(2) ($)	All Other Compensation (3)(4) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(i)	(j)

MICHAEL B. RICHINGS, Executive Chairman and Chief Executive Officer	2010 2009 2008	300,000 300,000 183,333	64,350 75,000 nil	10,714 nil nil	38,095 89,233 194,335	18,182 28,215 7,333	431,341 492,448 385,001

FREDERICK H. EARNEST, President and Chief Operating Officer	2010 2009 2008	240,000 240,000 202,083	51,480 75,000 nil	10,714 nil nil	51,785 133,850 129,557	10,574 10,574 8,083	364,553 459,424 339,723

GREGORY G. MARLIER, Chief Financial Officer	2010 2009 2008	165,000 165,000 151,000	18,563 20,000 nil	7,142 nil nil	20,833 44,617 64,778	9,570 15,320 6,040	221,108 244,937 221,818

(1)             All securities under option are for Common Shares of the Corporation. No stock appreciation rights are outstanding.

(2)             The amounts in this column represent the dollar amounts for the aggregate grant date fair value computed  in accordance with FASB ASC Topic 718, of options granted pursuant to our Stock Option Plan.

(3)             Perquisites and other personal benefits for the most recently completed financial year do not exceed $10,000 for any of the Named executive officers unless otherwise noted.

(4)             Represents the Corporation’s contribution under the Corporation’s Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See “Pension and Retirement Savings Plans”.

Executive Employment Agreements

Employment Agreement with Michael B. Richings.  Michael B. Richings, Executive Chairman and Chief Executive Officer of the Corporation, has been engaged under an employment contract with the Corporation and Vista Gold (US), Inc., a wholly-owned subsidiary of the Corporation, effective January 1, 2005.  Effective March 17, 2009, Mr. Richings’ employment agreement was amended and restated.

Pursuant to the terms of his employment contract, Mr. Richings was to receive a base salary of $175,000 and annual discretionary incentive payments.  On August 4, 2008, Mr. Richings’ base salary was adjusted from $175,000 to $300,000 based on the change in his position with the Corporation.  The grant of any annual incentive payment shall be in the sole discretion of our Board of Directors and shall be earned only after grant thereof by the Board of Directors.  Mr. Richings’ eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid.  Mr. Richings is also entitled to five weeks’ vacation time and other benefits made available to our senior executive officers, including participation in any benefit plans and policies.

In addition, in 2009, the Corporation granted to Mr. Richings a 5-year option to purchase 100,000 shares of our Common Stock in accordance with the Stock Option Plan and in 2010, the Corporation granted to Mr. Richings 15,000 restricted stock units to receive 15,000 shares of Common Stock under the LTIP.  See “- Outstanding Equity Awards and Options Exercised as at December 31, 2010 Table” below for a description of vesting and other terms applicable to Mr. Riching’s option.

Employment Agreement with Gregory G. Marlier.  Gregory G. Marlier, Chief Financial Officer of the Corporation, has been engaged under an employment contract dated June 1, 2004.  Effective as of July 31, 2006, Mr. Marlier entered into a new agreement with the Corporation and Vista Gold (US), Inc., its wholly-owned subsidiary, pursuant to which Mr. Marlier agreed to serve as Chief Financial Officer of the Corporation and of Vista Gold (US), Inc.  Effective March 17, 2009, Mr. Marlier’s employment agreement was amended and restated.  Mr. Marlier’s employment contract provides that it shall automatically renew each year, unless the Corporation confirms that it does not wish to renew the agreement at least 60 days before December 31 of each year.

Pursuant to the terms of his employment contract, Mr. Marlier is to receive an annual base salary of $165,000 and annual discretionary incentive payments.  The grant of any such incentive payment shall be in the sole discretion of our Board of Directors and shall be earned only after grant thereof by the Board of Directors.  Mr. Marlier’s eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid.  Mr. Marlier is also eligible to receive other benefits made available to our senior executive officers, including participation in any benefit plans and policies.

In addition, during 2009, the Corporation granted to Mr. Marlier a 5-year option to purchase 50,000 shares of our Common Stock in accordance with the Stock Option Plan and in 2010, the Corporation granted to Mr. Marlier 10,000 restricted stock units to receive 10,000 shares of Common Stock under the LTIP. See “- Outstanding Equity Awards and Options Exercised as at December 31, 2010 Table” below for a description of vesting and other terms applicable to Mr. Marlier’s option.

Employment Agreement with Frederick H. Earnest.  Frederick H. Earnest has been engaged under an employment contract effective September 22, 2006, pursuant to which he was initially engaged to serve as Senior Vice President of Project Development of the Corporation and Vista Gold (US), Inc., its wholly-owned subsidiary.  Effective since August 1, 2007, Mr. Earnest has served as President and Chief Operating Officer of the Corporation and of Vista Gold (US), Inc.  Effective March 17, 2009, Mr. Earnest’s employment agreement was amended and restated.

Pursuant to the terms of his employment contract, Mr. Earnest is to receive an annual base salary of $240,000 and annual discretionary incentive payments. The grant of any such incentive payment shall be in the sole discretion of our Board of Directors and shall be earned only after grant thereof by the Board of Directors. Mr. Earnest’s eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Earnest is also eligible to receive other benefits made available to our senior executive officers, including participation in any benefit plans and policies.

In addition, in 2009, the Corporation granted to Mr. Earnest a 5-year option to purchase 150,000 shares of our Common Stock in accordance with the Stock Option Plan and in 2010, the Corporation granted Mr. Earnest 15,000 restricted stock units to receive 15,000 shares of Common Stock under the LTIP. See “- Outstanding Equity Awards and Options Exercised as at December 31, 2010 Table” below for a description of vesting and other terms applicable to Mr. Earnest’s option.

Grants of Plan Based Awards as at December 31, 2010 Table

A summary of plan-based awards granted during the year ended December 31, 2010 to named executive officers is set out in the table below. All grants are of restricted stock units to receive Common Shares of the Corporation.

Name	Grant Date	All Other Stock Awards: Number of Securities Underlying RSU	Exercise or Base Price of Option Awards(1) ($/sh)	Grant Date Fair Value of Stock and Option Awards
(a)	(b)	(i)	(k)	(l)

MICHAEL B. RICHINGS, Executive Chairman and Chief Executive Officer	9/13/10	15,000	$2.37	$2.37

FREDERICK H. EARNEST, President and Chief Operating Officer	9/13/10	15,000	$2.37	$2.37

GREGORY G. MARLIER, Chief Financial Officer	9/13/10	10,000	$2.37	$2.37

(1)          The base price for Common Shares underlying grants of RSUs awarded under the LTIP is the closing market price of the Corporation’s Common Shares on the NYSE Amex on the date of the grant.

The reported high and low trading prices of the Corporation’s Common Shares on the TSX and the NYSE Amex for the 30 days prior to the date of the grants of the restricted stock units referred to above are set out in the table below.

Toronto Stock Exchange				NYSE Amex
High		Low		High	Low
Cdn.$	2.70	Cdn.$	1.50	$2.48	$1.41

Outstanding Equity Awards and Options Exercised as at December 31, 2010 Table

A summary of the number and the value of the outstanding equity awards at December 31, 2010 held by named executive officers is set out in the table below.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
(a)	(b)	(e)	(f)	(g)	(h)

MICHAEL B. RICHINGS, Executive Chairman and Chief Executive Officer	9,484 75,000 60,000 150,000 100,000	6.84 4.58 7.45 3.22 1.77	07/30/11 07/29/12 11/05/12 08/14/13 08/13/14	15,000	$2.37

FREDERICK H. EARNEST, President and Chief Operating Officer	94,849 100,000 100,000 150,000	6.53 4.58 3.22 1.77	09/21/11 07/29/12 08/14/13 08/13/14	15,000	$2.37

GREGORY G. MARLIER, Chief Financial Officer	9,484 60,000 50,000 50,000	6.84 4.58 3.22 1.77	07/30/11 07/29/12 08/14/13 08/13/14	10,000	$2.37

(1)          The Common Shares underlying the Stock Awards will be issuable upon vesting on September 13, 2011.

Option Exercises and Stock Vested as at December 31, 2010 Table

Option Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)

MICHAEL B. RICHINGS Executive Chairman and Chief Executive Officer	50,000	$1,897

FREDERICK H. EARNEST President and Chief Operating Officer	—	—

GREGORY G. MARLIER Chief Financial Officer	—	—

Pension and Retirement Savings Plans

The Corporation sponsors a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the Code, which is available to permanent US-based employees.  Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees’ salaries.  The Corporation has no plans to provide pension or other retirement benefits.

Nonqualified Deferred Compensation

The Corporation has no plans that provide for deferred compensation to its executive officers.

Termination of Employment, Change in Responsibilities and Employment Contracts

Payments Upon Termination or Change in Responsibilities

Each of the employment agreements with the named executive officers described above contain provisions which entitle them to payments following termination or alteration of their employment with the Corporation in certain circumstances, as described below.

Under the terms of Mr. Richings employment contract, Mr. Richings may be terminated (i) by the Corporation without “just cause” (as defined below), provided that we continue to pay his base salary, currently equal to $300,000, for a period of 12 months following such termination, or (ii) by Mr. Richings for any reason upon 30 days’ notice to the Corporation.  In addition, in the event of a “substantial adverse change” (as defined below) in Mr. Richings’ employment without cause, the Corporation must continue to pay his base salary, accrued vacation pay, employer contributions to his retirement savings plan and employer-paid benefits for a period of 12 months following the occurrence of such substantial adverse change.  In the case of Mr. Richings’ termination by the Corporation without cause or the occurrence of a substantial adverse change in his employment without cause, Mr. Richings may elect to receive a lump sum payment of $349,995, representing 12 months of salary, vacation pay, employer contribution to his retirement savings plan, and employer-paid benefits calculated based on current levels.

Pursuant to the terms of Mr. Marlier’s employment contract, in the event of a “fundamental change” (as defined below) in his employment or termination of his employment without “just cause” (as defined below), Mr. Marlier will be entitled to continuation of his salary, accrued vacation pay, employer contributions to his retirement savings plan, and employer-paid benefits for six months after such fundamental change or termination (currently equal to $113,405).  Alternatively, Mr. Marlier may elect to receive a lump sum payment of this amount.

Pursuant to the terms of Mr. Earnest’s employment contract, in the event of a “substantial adverse change” (as defined below) in Mr. Earnest’s employment or termination of his employment by the Corporation without “just cause” (as defined below), Mr. Earnest will be entitled to continuation of his salary, accrued vacation pay, employer contributions to his retirement savings plan and employer-paid benefits for 12 months after such substantial adverse change or termination (currently equal to $301,247).  Alternatively, Mr. Earnest may elect to receive a lump sum payment of this amount.

As used in each of the employment contracts with Messrs. Richings, Marlier and Earnest, “just cause” includes any of their (i) failure to perform their respective duties in a satisfactory manner, as determined by our Board of Directors, (ii) death or permanent disability, (iii) breach of any fiduciary duty owed to the Corporation, or (iv) conviction in a criminal proceeding.

As used in the employment contract with Mr. Marlier, “fundamental change” means (i) an adverse change in any of his duties, powers, salary or benefits, (ii) a diminution of his title, or (iii) a change in the metropolitan area in which he is regularly required to carry out the terms of his employment, in each case as compared to the status of such matters as of the effective date of the agreement.

As used in Mr. Richings’ and Mr. Earnest’s employment contracts, “substantial adverse change” means (i) a material adverse change in any of their respective duties, powers, rights, discretion, salary or benefits, or (ii) a diminution of their respective titles, in each case as compared to the status of such matters at the effective date of their applicable agreement.

For a description of the treatment of outstanding options held by named executive officers upon termination, see “— Compensation Discussion and Analysis — Elements of Our Compensation Program for Fiscal Year 2010 — Stock Options” above.

Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by named executive officers to compensate such officers in the event of the termination of their employment, resignation or retirement, following a change of control of the Corporation, or in the event of a change in responsibilities following any such change of control.

Compensation of Directors

The following table sets forth a summary of the compensation received by the directors of the Corporation during fiscal year ended December 31, 2010.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c) (1)	Total ($) (h)

JOHN M. CLARK	29,500	$7,142	$36,642

W. DURAND EPPLER(2)	24,000	$7,142	$31,142

C. THOMAS OGRYZLO	24,000	$7,142	$31,142

TRACY A. STEVENSON	24,000	$7,142	$31,142

(1)          The aggregate grant date fair value of each Stock Award is $2.37.

(2)          The Corporation paid consulting fees to Sierra, a limited liability company in which Mr. Eppler is a managing member and one third owner.  Sierra provides investor relations and corporate finance consulting services to the Corporation.  For a description of the consulting fees paid in 2008, 2009 and 2010 to Sierra, see the heading “Corporate Governance — Board of Directors”.

During the fiscal year ended December 31, 2010, the directors received a fee of $6,000 per quarter, except the Chair of the Audit Committee who was paid $7,000 per quarter which was increased to $7,500 during the second quarter of 2010. In addition, each director was granted restricted stock units to receive 10,000 Common Shares.  All such restricted stock units were granted pursuant to the LTIP, whereby each director’s restricted stock units vest over a period of one year.  The Corporation also reimburses directors for out-of-pocket expenses related to their attendance at meetings.  No additional amounts were paid or are payable to directors of the Corporation for committee participation or special assignments.

The total aggregate cash remuneration paid or payable by the Corporation and its subsidiaries during the financial year ended December 31, 2010 (i) to the directors of the Corporation, in their capacity as directors of the Corporation and any of its subsidiaries, was $101,500, and (ii) to the officers of the Corporation and any of its subsidiaries who received in their capacity as officers or employees of the Corporation aggregate remuneration in excess of Cdn$150,000, was $877,719.  This sum includes compensation paid to executive officers pursuant to the cash incentive plan of $134,393 and retirement savings plan of $26,314.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets out information relating to the Corporation’s equity compensation plans as at December 31, 2010.  The Corporation’s equity compensation plans as of December 31, 2010 were the Stock Option Plan and the LTIP.

Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	2,764,161	$3.55	3,427,814
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	2,764,161	$3.55	3,427,814

As of March 31, 2011, 175,500 restricted stock units under the LTIP and 2,588,661 under the Stock Option Plan have been granted to the directors, officers, employees and consultants of the Corporation.

Indebtedness of Directors and Executive Officers

None of the directors, executive officers, nor any individual who was at any time during the most recently completed financial year a director or executive officer, nor any associates or affiliates of the foregoing persons is as of the date hereof indebted to the Corporation.

Director and Officer Liability Insurance

The Corporation has purchased and maintains insurance in the amount of $15 million for the benefit of the directors and officers of the Corporation against liabilities incurred by such persons as directors and officers of the Corporation and its subsidiaries, except where the liability relates to such person’s failure to act honestly and in good faith with a view to the best interests of the Corporation.  The annual premium paid by the Corporation for this insurance in respect of the directors and officers as a group is $212,880.  No premium for this insurance is paid by the individual directors and officers.  The insurance contract underlying this insurance does not expose the Corporation to any liability in addition to the payment of the required premiums.

Orders, Penalties and Settlement Agreements

Except as disclosed below, to the knowledge of the Corporation, no proposed director of the Corporation:

(a)                                  is, as at the date of this Information Circular, or was within 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company (including the Corporation), that:

(i)                                     was subject to an order that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer, or

(ii)                                  was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes of paragraph (a), above, “order” means: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for more than 30 consecutive days.

•                  John Clark was a director of Marketvision Direct Inc. when it was cease traded by the British Columbia and Ontario Securities Commissions for failure to file and deliver to shareholders its annual financial statements for the year ended June 30, 2001 and the first quarter interim financial statements for the period ended September 30, 2001. The Ontario Securities Commission issued its cease trade order on December 5, 2001.  The cease trade order was subsequently revoked on March 11, 2002 following the filing of the financial statements as required. The British Columbia Securities Commission issued their order on December 7, 2001 and revoked it on February 1, 2002.

•                  C. Thomas Ogryzlo was a director of Plata-Peru Resources Inc. when it was cease traded by the Ontario and Alberta Securities Commissions for failing to file financial statements for the fiscal year ended December 31, 1998. The final order to cease trade came into effect on June 24, 1999. The company remains cease traded. In 2005, the company updated its financial statements and notified the exchange of its intention that, subject to shareholders’ approval, the assets of the company would be sold. Subsequent to receiving shareholders’ approval the assets of the company were sold.

To the knowledge of the Corporation, no proposed director of the Corporation is, as at the date of this Information Circular, or has been within the 10 years before the date of this Information Circular, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the knowledge of the Corporation, no proposed director of the Corporation has, within 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director of the Corporation.

To the knowledge of the Corporation, no proposed director of the Corporation has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.

Interest of Certain Persons in Material Transactions and Matters to be Acted Upon

Except as described in this Information Circular, no director or executive officer of the Corporation who has served in such capacity at any time since the beginning of the last financial year, any proposed nominee for director, or any associate or affiliate of such person, and to the best of the knowledge of management of the Corporation, no person that has direct or indirect beneficial ownership of more than five per cent of the issued Common Shares of the Corporation and no associate or affiliate of any such person, had any material interest, directly or indirectly, in any transaction within the past year, or in any proposed transaction, which has materially affected or would materially affect the Corporation or any of its subsidiaries or in any matter to be acted upon at the Meeting.  Without limiting the generality of the foregoing, there have been no transactions since the beginning of the Corporation’s last financial year, nor are there any currently proposed transactions, in which the Corporation was or is to be a participant and the amount involved exceeds $120,000, and in which any director, executive officer or other person as set forth in the preceding sentence, had or will have a direct or indirect material interest.

Review, Approval or Ratification of Transactions with Related Parties

The Corporation has adopted a written policy for the review of transactions with related persons. The policy requires review, approval or ratification of all transactions in which the Corporation is a participant and in which any of the Corporation’s directors, executive officers, significant shareholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy. As set forth in the policy, the pre-approved transactions include employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Corporation’s proxy statement pursuant to the SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds. All related party transactions must be reported for review by the Corporate Governance Committee of the Board of Directors. Transactions deemed to be pre-approved are not required to be reported to the Committee, except that transactions in the ordinary course of business must be submitted to the Committee for review at its next following meeting.

Following its review, the Corporate Governance Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Corporation and its shareholders, taking into consideration whether they are on terms no less favourable to the Corporation than those available with other parties and the related person’s interest in the transaction. If a related party transaction is to be ongoing, the Corporate Governance Committee may establish guidelines for the Corporation’s management to follow in its ongoing dealings with the related person.

Management Contracts

There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors, senior officers or managers of the Corporation.  The Corporation has entered into employment agreements with each of Michael B. Richings, Executive Chairman and Chief Executive Officer, Gregory G. Marlier, Chief Financial Officer, and Frederick H. Earnest, President and Chief Operating Officer, as set forth above under “Summary Compensation Table — Executive Employment Agreements”.

Shareholder Proposals

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Corporation is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Corporation’s principal executive offices not less than 120 calendar days before the anniversary date of the Corporation’s management information and proxy circular released to the Corporation’s shareholders in connection with the previous year’s annual meeting. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be December 1, 2011.  If a shareholder proposal is not submitted to the Corporation by December 1, 2011, the Corporation may still grant discretionary proxy authority to vote on a shareholder proposal, if such proposal is received by the Corporation by February 17, 2012 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

Other Matters

Management of the Corporation knows of no other matters which will be brought before the Meeting other than those set forth in the Notice of Meeting.  Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgement of the persons voting such proxies.

Dissenters’ Rights of Appraisal

No action is proposed herein for which the laws of the Yukon Territory or the Articles or By-Laws of the Corporation provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s officers and directors, and persons who own more than 10% of the Corporation’s Common Shares, to file reports of ownership and changes of ownership of such securities with the SEC.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2010, all filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with, except for the following:

NAME & NATURE OF AFFILIATION	LATE REPORTS	REPORTS NOT FILED

Michael B. Richings, Executive Chairman and Chief Executive Officer	Form 4 (one)	N/A

W. Durand Eppler, Director	Form 4 (one)	N/A

Frederick H. Earnest, President and Chief Operating Officer	Form 4 (one)	N/A

John M. Clark, Director	Form 4 (one)	N/A

Additional Information and Availability of Documents

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on May 6, 2011.

The Corporation will provide to any person or corporation, upon request, one copy of any of the following documents:

(a)                                  the Corporation’s latest Annual Report on Form 10-K (or annual information form), together with any document, or the pertinent pages of any document, incorporated therein by reference;

(b)                                 the comparative financial statements and management’s discussion and analysis of the Corporation for the Corporation’s most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management’s discussion and analysis of the Corporation subsequent to the financial statements for the Corporation’s most recently completed financial year; and

(c)                                  this Information Circular.

Copies of the foregoing documents are also available on the Corporation’s website at www.vistagold.com or copies of the above documents will be provided by the Secretary of the Corporation, upon request, by mail at 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, Canada, V7X 1T2; by phone at 1-866-981-1185; or by email at connie@vistagold.com, free of charge to shareholders of the Corporation.  The Corporation may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Corporation and who requests a copy of any such document.  Financial information relating to the Corporation is provided in the Corporation’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year.  Additional information relating to the Corporation is available electronically on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

If you would like directions to the Meeting, contact the Corporation through the methods described above.

Multiple Shareholders Sharing the Same Address

The regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Corporation and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances.  Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address.  In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent.  In any event, if a shareholder wishes to receive a separate Information Circular and accompanying materials for the Meeting, or the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010, the shareholder may receive copies by contacting the President and Chief Executive Officer of the Corporation at (720) 981-1185, 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.  Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Corporation in the same manner.  Persons holding shares through a broker can request a single copy by contacting the broker.

Board of Directors Approval

The undersigned hereby certifies that the contents and sending of this Information Circular to the shareholders of the Corporation have been approved by the Board of Directors.

DATED at Littleton, Colorado, this 23rd day of March, 2011.

BY ORDER OF THE BOARD OF DIRECTORS

MICHAEL B. RICHINGS
Executive Chairman and Chief Executive Officer

APPENDIX “A”

FORM OF PROXY

VISTA GOLD CORP. Computershare 9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Security Class Holder Account Number Fold Form of Proxy - Annual General Meeting to be held on May 6,2011 This Form of Proxy is solicited by and on behalf of Management and the Board of Directors. Notes to proxy 1. Every registered shareholder has the right to appoint some other person of their choice, who need not be a shareholder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company or its agent to the holder. 5. A registered shareholder may direct the manner in which his or her shares are voted or withheld from voting in accordance with the instructions of the registered shareholder, by marking the proxy accordingly. Where no choice is specified, or in the absense of certain instructions, the shares represented by this proxy will be voted in accordance with the Board's recommendation for such matter. 6. The shares represented by this proxy will be voted in favour, voted against, withheld from voting or abstained from voting in respect of each of the matters described herein, as applicable, in accordance with the instructions of the registered shareholder, on any ballot that may be called for and, if the shareholder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors Proxies submitted must be received by 4:30 p.m., Toronto time, on May 4,2011.

Appointment of Proxyholder The undersigned, a "Registered Shareholder" of Vista Gold Corp. (the "Company") hereby appoints: Michael B. Richings, or failing him, Gregory G. Marlier, OR Print the name of the person you are appointing if this person is someone other than the management nominees listed herein. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the registered shareholder in accordance with the following direction (or if no directions or uncertain instructions have been given, as recommended by the Board of Directors) and all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held at the offices of Borden Ladner Gervais LLP, Suite 1200,200 Burrard Street, Vancouver, British Columbia, on May 6,2011 at 10:00 a.m., Vancouver time, and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BYl!IM!IIM!H3ai5!il0VER THE BOXES. 1. Election of Directors H3J Withhold BS5 Withhold H3J Withhold 01. John M.Clark 02. W. Durand Eppler 03. C. Thomas Ogryzlo 04. Tracy A. Stevenson 05. Michael B. Richings 06. Frederick H. Earnest Fold 2. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as Auditors of the Company to hold office until the close of the next annual general meeting of the Company or until a successor is appointed and authorizing the Directors to fix their remuneration through the Audit Committee. 3. Advisory Vote on Executive Compensation BE IT RESOLVED, that the shareholders of Vista Gold Corp. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Information Circular for the 2011 annual general meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. 1 Year 2 Years kl'dJ=W Abstain 4. Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation BE IT RESOLVED that the option of once every three years, two years, or one year, that receives the highest number of votes cast for this resolution will be determined to be the shareholders' preferred frequency with which Vista Gold Corp. is to hold a shareholder advisory vote regarding the executive compensation of the Company's named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules. Fold Authorized Signature(s) - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Signature(s) Date Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail.If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. 115 0 7 5 A R 1 V G Z Q

APPENDIX “B”

MANDATE OF THE BOARD OF DIRECTORS

VISTA GOLD CORP.

(the “Company”)

MANDATE OF THE BOARD OF DIRECTORS

(Adopted March 2, 2009)

Stewardship of the Company

1.             The Board of Directors of the Company (the “Board”) is responsible for:

(a)           the stewardship of the business and affairs of the Company;

(b)           supervising the management of the business and affairs of the Company;

(c)           providing leadership to the Company by practicing responsible, sustainable and ethical decision making;

(d)           ensuring that all major issues affecting the Company are given proper consideration; and

(e)           directing management to ensure that legal, regulatory and stock exchange requirements applicable to the Company have been met.

Director Obligations

2.             Each Director has the responsibility to:

(a)           attend all regularly scheduled meetings of the Board and all of the Committees on which they serve and to be prepared for such meetings by reviewing materials provided in advance of meetings;

(b)           act honestly and in good faith with a view to the best interests of the Company; and

(c)           exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Board Composition

3.             A majority of the Board will, at all times, be independent directors as defined in the current laws applicable to the Company.

4.             The Board shall appoint a chair of the Board.  Where it is not appropriate for the chair to be an independent director, the Board should consider whether it should appoint an independent director to act as a lead director.  The Board shall develop a written description delineating the chair’s role.

5.             To be considered for nomination and election to the Board, directors must demonstrate integrity and high ethical standards in their business dealings, their personal affairs, and in the discharge of their duties to and on behalf of the Company.

Board Meetings

6.             The Board is responsible to meet in person, or by telephone conference call (or by other means permitted by applicable laws), at least once each quarter and otherwise as often as required to discharge the duties of the Board.

7.             The independent members of the Board shall hold regular meetings at which non-independent members of the Board and members of management are not in attendance.

Committees of the Board

8.             The Board discharges its responsibilities directly and through its committees. Accordingly, the Board shall:

(a)           establish such committees of the Board (“Committees”) as are required by applicable laws and stock exchange requirements and as are necessary to effectively discharge the duties of the Board, which Committees shall include an audit committee (the “Audit Committee”);

(b)           appoint directors to serve as members of each Committee;

(c)           appoint a chair of each Committee to

(i)            provide leadership to the Committee,

(ii)           manage the affairs of the Committee, and

(iii)          ensure that the Committee functions effectively in fulfilling its duties to the Board and the Company; and

(d)           regularly receive and consider reports and recommendations of each Committee, in particular, the Audit Committee reports and recommendations, particularly with respect to the Company’s annual audit and annual and quarterly reports and financial statements.

Supervision of Management

9.             The Board is responsible to:

(a)           select and appoint the Chief Executive Officer (“CEO”), establish CEO goals and objectives, and evaluate CEO performance and develop a position description for the CEO which includes delineating management’s responsibilities;

(b)           assist the CEO to select and appoint executive officers, establish executive officers’ goals and objectives, and monitor their performance;

(c)           determine the compensation of the CEO, and in conjunction with the CEO, set the compensation of the other executive officers of the Company; and

(d)           maintain a succession plan for the replacement of the CEO and other executive officers.

10.           The Board is responsible to:

(a)           annually review and either approve or require revisions to the mandate of the Board and the charters of each Committee, position descriptions, the code of business conduct and ethics (the “Code”) and all other policies of the Company (collectively the “Governance Documents”);

(b)           take reasonable steps to satisfy itself that each director, the CEO and the executive officers are:

(i)            performing their duties ethically;

(ii)           conducting business on behalf of the Company in accordance with the requirements and the spirit of the Governance Documents; and

(iii)          fostering a culture of integrity throughout the Company;

(c)           arrange for the public disclosure of the Governance Documents required to be publicly disclosed;

(d)           ensure that all new directors receive a comprehensive orientation and that all new directors fully understand (i) the role of the Board and its Committees, (ii) the commitment of time and resources that the Company expects, and (iii) the nature and extent of the Company’s business and operations; and

(e)           provide continuing education opportunities for all directors, so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of the Company’s business and operations remains current.

Communications

11.           The Board is responsible to:

(a)           approve and implement a disclosure policy which provides for disclosure and communications practices governing the Company; and

(b)           approve and maintain a process for the Company’s stakeholders to contact the independent directors directly with concerns and questions regarding the Company.

Waivers and Conflicts

12.           The Board is responsible, for:

(a)           reviewing departures from the Code;

(b)           providing or denying waivers from the Code; and

(c)           disclosing departures from the Code including by filing required material change reports for material departures from the Code containing

(i)            the date of the departure,

(ii)           the parties involved,

(iii)          the reason why the Board has or has not sanctioned the departure, and

(iv)          any measures taken to address or remedy the departure.

Strategic Planning

13.           The Board has the duty to:

(a)           adopt a strategic planning process, annually approve a strategic plan taking into account, among other things, the opportunities and risks of the Company’s business and operations, and regularly monitor the Company’s performance against its strategic plan;

(b)           approve capital and operating budgets to implement the strategic plan;

(c)           conduct periodic reviews of the Company’s resources, risks, and regulatory constraints and opportunities to facilitate the strategic plan; and

(d)           evaluate management’s analysis of the strategies of existing and potential competitors and their impact, if any, on the Company’s strategic plan.

Risk Management

14.           The Board has the duty to:

(a)           adopt a process to identify business risks and ensure appropriate systems to manage risks; and

(b)           together with the Audit Committee, ensure policies and procedures are in place and are effective to maintain the integrity of the Company’s

(i)            disclosure controls and procedures,

(ii)           internal control over financial reporting, and

(iii)          management information systems.

Financial Management

15.           The Board has the duty to:

(a)           review and on the advice of the Audit Committee, approve, prior to their public dissemination

(i)            interim and annual financial statements and notes thereto,

(ii)           managements’ discussion and analysis of financial condition and results of operations,

(iii)          relevant sections of the annual report and management information circular containing financial information,

(iv)          forecasted financial information and forward-looking statements, and

(v)           all press releases and other documents in which financial statements, earnings forecasts, results of operations or other financial information is disclosed (this is currently delegated by the Board to the Chair of the Audit Committee); and

(b)           approve dividends and distributions, material financings, transactions affecting authorized capital or the issue and repurchase of shares and debt securities, and all material divestitures and acquisitions.

Materials

16.           The Board shall have access to all books, records, facilities and personnel of the Company necessary for the discharge of its duties.

Advisors

17.           The Board has the power, at the expense of the Company, to retain, instruct, compensate and terminate independent advisors to assist the Board in the discharge of its duties.